                          UNITED STATES DISTRICT COURT

                              DISTRICT OF COLORADO


Civil Action No. 00-RB-1181(CBS) (Consolidated with Civil Action No. 00-RB-1198)


MICHAEL RASNER, et al., On Behalf of Themselves and All Others Similarly
Situated,

Plaintiffs,

v.

VARI-L COMPANY, INC.,
DEREK L. BAILEY,
JOSEPH H. KISER,
DAVID G. SHERMAN and
JON L. CLARK,

Defendants.


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                            STIPULATION OF SETTLEMENT
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         This Stipulation of Settlement dated as of January 22, 2003 (the
"Stipulation"), is made and entered into by and among the following Settling Parties (as defined further in Section IV hereof) to the above-entitled
Litigation: (i) the Lead Plaintiffs (on behalf of themselves and each of the Settlement Class Members), by and through Co-Lead Counsel of record in the Litigation; and (ii) the Defendants, by and through their counsel of record in the Litigation. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in Paragraph 1.17 hereof), upon and subject to the terms and conditions hereof.

I.       THE LITIGATION


         On and after June 9, 2000, the following actions (collectively, the "Litigation") were filed in the United States District Court for the District of Colorado, as securities class actions on behalf of purchasers of Vari-L Company, Inc. ("Vari-L" or the "Company") stock between December 17, 1997 and July 6, 2000, brought against Vari-L and certain of its present and former officers and directors:

         Rasner v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1181

         Furman v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-WY-1198

         Pedersen v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1217

         Rambo v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1238

         Gonzalez v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1241

         Paige v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1292

         Bronner v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1395

         Crescente v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1401


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         Farina v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1409

         Betts v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1460

         Hoos v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1465

         Cody v. v. Vari-L Company, Inc., et al., Civil Action No. 00-S-1493

         Bernstein v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1518

         Schmidt v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1520

         Rhodes v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1565

         Striker v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1690

The operative complaint (the "Complaint") is the Consolidated Amended Class Action Complaint, filed on October 9, 2001. The Complaint alleges claims for violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), and Rule 10b-5 promulgated thereunder.

         On September 6, 2000, the Court granted the motion of Columbus Circle Investors, Steven D. Thomas and Susan E. Thomas, and Abraham Kadisha, for appointment as lead plaintiffs under Section 21D(a)(3)(B) of the Exchange Act and approved Lead Plaintiffs' selection of Milberg Weiss Bershad Hynes & Lerach LLP, Schiffrin & Barroway, LLP, and Berman DeValerio Pease Tabacco Burt & Pucillo as Co-Lead Counsel pursuant to Section 21D(a)(3)(B)(v) of the Exchange Act.

II.      DEFENDANTS' DENIAL OF WRONGDOING AND LIABILITY


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         Defendants deny and continue to deny each and all of the claims and contentions alleged by the Lead Plaintiffs in the Litigation. The Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation. The Defendants also have denied and continue to deny, inter alia, the allegations that the Lead Plaintiffs or the Settlement Class have suffered damage, that the price of Vari-L common stock was artificially inflated by reasons of alleged misrepresentations, non-disclosures or otherwise, or that the Lead Plaintiffs or the Settlement Class were harmed by the conduct alleged in the Complaint. Nothing in this Stipulation is intended, or should be construed, as an admission or concession of any of the claims and contentions alleged by the Lead Plaintiffs in the Litigation.

         Nonetheless, the Defendants have concluded that further conduct of the Litigation would be protracted and expensive, and that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like this Litigation. The Defendants have, therefore, determined that it is desirable and beneficial to them that the Litigation be settled in the manner and upon the terms and conditions set forth in this Stipulation.

III.     CLAIMS OF THE LEAD PLAINTIFFS AND BENEFITS OF SETTLEMENT

         The Lead Plaintiffs believe that the claims asserted in the Litigation have merit and that the evidence developed to date supports the claims. However, counsel for the Lead Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Litigation against the Defendants through trial and through appeals. Counsel for the Lead Plaintiffs also have taken into account the uncertain outcome


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and the risk of any litigation, especially in complex actions such as this
Litigation, as well as the difficulties and delays inherent in such litigation. Counsel for the Lead Plaintiffs also are mindful of the inherent problems of proof under and possible defenses to the claims asserted in the Litigation. Counsel for the Lead Plaintiffs are also aware of the limited financial resources of the Defendants and of their inability to pay a large judgment. Counsel for the Lead Plaintiffs believe that the settlement set forth in the Stipulation confers substantial benefits upon the Settlement Class. Based on their evaluation, counsel for the Lead Plaintiffs have determined that the settlement set forth in the Stipulation is in the best interests of the Lead Plaintiffs and the Settlement Class.


IV.      TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

         NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among each of the Lead Plaintiffs (for themselves and the Settlement Class Members) and the Defendants, by and through their respective counsel or attorneys of record, that, subject to the occurrence of the events and conditions set forth in Paragraph 7.1 below, the Litigation and the Released Claims (as hereinafter defined) shall be finally and fully compromised, settled and released, and the Litigation shall be dismissed with prejudice, upon and subject to the terms and conditions of the Stipulation, as follows.

         1. Definitions

         As used in this Stipulation the following terms have the meanings specified below:

         1.1 "Authorized Claimant" means any Settlement Class Member whose claim for recovery has been allowed pursuant to the terms of the Stipulation.

         1.2 "Claimant" means any Settlement Class Member who files a Proof of Claim in such form and manner, and within such time, as the Court shall prescribe.

         1.3 "Claims Administrator" means the firm of Gilardi & Co. LLC.


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         1.4 "Class Period" means the period commencing on December 17, 1997 through July 6, 2000, inclusive.

         1.5 "Settlement Class Member" or "Member of the Settlement Class" mean a Person who falls within the definition of the Settlement Class as set forth in Paragraph 1.21 of the Stipulation.

         1.6 "Defendants" means Vari-L Company, Inc., Joseph H. Kiser, David G. Sherman, Jon L. Clark, and Derek L. Bailey.

         1.7 "Effective Date" means the first date by which all of the events and conditions specified in Paragraph 7.1 of the Stipulation have been met and have occurred.

         1.8 "Escrow Agent" means the law firm of Milberg Weiss Bershad Hynes & Lerach LLP.

         1.9 "Final" means (a) the date of final affirmance on an appeal of the Judgment, the expiration of the time for a petition for or a denial of a writ of certiorari to review the Judgment and, if certiorari is granted, the date of final affirmance of the Judgment following review pursuant to that grant; or (b) the date of final dismissal of any appeal from the Judgment or the final dismissal of any proceeding on certiorari to review the Judgment; or (c) if no appeal is filed the expiration date of the time for the filing or noticing of any appeal from the Court's Judgment approving the Stipulation substantially in the form of Exhibit B attached hereto; i.e., thirty (30) days after entry of the Judgment. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to any Plan of Allocation and/or application for attorneys' fees or expenses, shall not in any way delay or preclude the Judgment from becoming final.

         1.10 "Individual Defendants" mean Joseph H. Kiser, David G. Sherman, Jon L. Clark and Derek L. Bailey.

         1.11 "Judgment" means the judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.


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         1.12 "Lead Plaintiffs" mean Columbus Circle Investors, Steven D. Thomas and Susan E. Thomas, and Abraham Kadisha, appointed pursuant to this Court's Order of September 6, 2000.

         1.13 "Person" means an individual, natural person, corporation, partnership, limited partnership, association, joint stock company, joint venture, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

         1.14 "Plaintiffs' Settlement Counsel" means Ellen Gusikoff Stewart, Milberg Weiss Bershad Hynes & Lerach LLP, 401 B Street, Suite 1700, San Diego, CA 92101, Telephone 619/231-1058; Michael Yarnoff, Schiffrin & Barroway, LLP, Three Bala Plaza East, Suite 400, Bala Cynwyd, PA 19004, Telephone:
610/667-7706; and Norman Berman, Berman DeValerio Pease Tabacco, Burt & Pucillo, LLP, One Liberty Square, Boston, MA 02109, Telephone: 617/542-8300.

         1.15 "Plan of Allocation" means a plan or formula of allocation of the Settlement Fund whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of expenses of notice and administration of the settlement, Taxes and Tax Expenses and such attorneys' fees, expenses and interest as may be awarded by the Court. Any Plan of Allocation is not part of the Stipulation and Defendants and the Related Parties shall have no responsibility or liability with respect thereto.

         1.16 "Related Parties" means each of a Defendant's past or present directors, officers, employees, partners, members, principals, agents, underwriters, insurers (including but not limited to Agricultural Excess and Surplus Insurance Company ("AESIC"), under Policy No. NSX2422135 ("Policy"), but excepting Reliance Insurance Company ("Reliance"), under Policy No. NDA0155834), co-insurers, reinsurers, controlling shareholders, attorneys, accountants or auditors, banks or investment banks, associates,


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personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of their immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family.

         1.17 "Released Claims" shall collectively mean any and all claims (including Unknown Claims as defined in Paragraph 1.25 hereof), actions, demands, allegations, rights, liabilities and causes of action of every nature and description whatsoever, including but not limited to, claims for negligence, gross negligence, recklessness, breach of duty of care and/or breach of duty of loyalty, breach of fiduciary duty, fraud, misrepresentation, mismanagement, breach of contract, violations of any state or federal statutes, rules or regulations, known or unknown, whether or not concealed or hidden, that have been or could have been asserted against the Defendants and/or the Related Parties in the Litigation by or on behalf of the Representative Plaintiffs and/or Settlement Class Members arising out of, based upon or related to both the purchase of Vari-L common stock by the Representative Plaintiffs or by any other Settlement Class Member during the Class Period and any of the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were, could or might have been alleged in the Litigation.

         1.18 "Released Persons" means each and all of the Defendants and the Related Parties.

         1.19 "Representative Plaintiffs" means each plaintiff who has appeared in the Litigation.

         1.20 "Representative Plaintiffs' Counsel" means counsel who have appeared for any of the Representative Plaintiffs in the Litigation.

         1.21 "Settlement Class" means all Persons (except Defendants, present and former executive officers and directors of Vari-L and/or its subsidiaries, their heirs, successors,


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assigns and members of the immediate families of Defendants) who purchased
Vari-L common stock during the period from December 17, 1997 through July 6, 2000, inclusive, excluding those Persons who timely and validly request exclusion from the Settlement Class pursuant to the "Notice of Pendency and Proposed Settlement of Class Action" to be sent to the class.

         1.22 "Settlement Fund" means (a) the principal amount of Six Hundred Forty Four Thousand Dollars ($644,000) in cash (the "Cash Amount") to be paid to the Escrow Agent pursuant to Paragraph 2.1 of this Stipulation, plus all interest earned thereon; and (b) the Settlement Stock.

         1.23 "Settling Parties" means, collectively, each of the Defendants and the Lead Plaintiffs on behalf of themselves and the Settlement Class Members.

         1.24 "Settlement Stock" means Two Million (2,000,000) shares of Vari-L common stock, which shall be issued under Section 3(a)(10) of the Securities Act of 1933 exempt from registration, subject to the anti-dilution provisions set forth in Paragraph 2.4 hereof.

         1.25 "Unknown Claims" means any Released Claims which any of the Representative Plaintiffs and/or Settlement Class Members do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs shall expressly, and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code Section 1542, which provides:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.


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Upon the Effective Date, the Representative Plaintiffs and each of the
Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law or international or foreign law, which is similar, comparable or equivalent to California Civil Code Section 1542. The Representative Plaintiffs and Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Representative Plaintiffs shall expressly and each Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Settlement Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a material element of the settlement of which this release is a part.

         2.  THE SETTLEMENT

             a. THE SETTLEMENT FUND

         2.1 The Cash Amount will be transferred to the Escrow Agent as follows:

             (a) Within fifteen (15) days of receiving an order granting preliminary approval of the settlement, the Individual Defendants shall pay or cause to be paid $394,000, in an allocation previously agreed upon by the Individual Defendants, in accordance with


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instructions provided by the Escrow Agent to be placed into an interest-bearing escrow account to be maintained by the Escrow Agent. Of the $394,000, $115,000 shall be paid by AESIC and the remainder shall be paid or caused to be paid by the Individual Defendants without any recourse to AESIC under the Policy or otherwise, in the allocation previously agreed upon by the Individual Defendants. Each Individual Defendant is solely responsible for his agreed upon contribution. Defendants Kiser and Clark shall take all reasonable steps to request that the Securities and Exchange Commission ("SEC") pay the agreed-upon disgorgement funds to the Escrow Agent for the benefit of the Settlement Class.

         (b) Within fifteen (15) days of receiving an order granting preliminary approval of the settlement, Vari-L shall pay $100,000 in accordance with instructions provided by the Escrow Agent to be placed in an interest-bearing escrow account to be maintained by the Escrow Agent.

         (c) The remaining cash payment of $150,000, plus interest at a rate of five percent (5%) per annum to begin accruing on the date of the order granting preliminary approval of the settlement, shall be paid by Vari-L on or before thirty-five (35) days after entry of the Judgment, in accordance with instructions provided by the Escrow Agent to be placed in an interest-bearing escrow account to be maintained by the Escrow Agent. This payment shall be made regardless of whether any appeal is taken to any aspect of the Final Judgment and Order, subject to the provisions of Paragraph 2.12 herein.

         2.2 Vari-L shall deliver or cause to be delivered the Settlement Stock to Authorized Claimants and Representative Plaintiffs' Counsel in accordance with the instructions provided to the Vari-L transfer agent by Plaintiffs' Settlement Counsel or the Claims Administrator, subject to the limitations contained in Paragraph 2.3. Each and all shares of Settlement Stock shall be exempt from registration under Section 3(a)(10) of the Securities Act of 1933, freely tradeable and free from any liens and encumbrances upon delivery to Authorized Claimants and Representative Plaintiffs' Counsel. Upon entry of the Final Order and Judgment, Vari-L


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shall take all steps reasonably necessary to prepare for the contribution of the
Settlement Stock to the Settlement Fund, such that the shares will be available for distribution within thirty-five (35) days after the Effective Date.

         2.3 Within five (5) days of the Effective Date, Vari-L's transfer agent will be provided with a list identifying each Authorized Claimant and Representative Plaintiffs' Counsel who are entitled to receive Settlement Stock and the number of shares of Settlement Stock to be issued to each such Person ("Distribution List"). No fractional shares of Settlement Stock will be issued, and thus, the calculation of the number of shares to be distributed will be rounded up or down to the nearest whole share. In addition, the Settlement Stock will be distributed to Authorized Claimants who reside in states where the Settlement Stock is exempt from registration or qualification under applicable "Blue Sky" laws. For Authorized Claimants who reside in states where the Settlement Stock is not exempt, appropriate adjustments will be made by the Escrow Agent, Plaintiffs' Settlement Counsel or the Claims Administrator to equalize the value of their distribution under the Plan of Allocation, however, said appropriate adjustments shall not increase any Defendants' contribution to the Settlement Fund or Vari-L's contribution of the Settlement Stock. Vari-L shall direct its transfer agent to distribute certificates for shares of Vari-L common stock within thirty-five (35) days of receipt of the Distribution List to the Persons and in the amounts shown on said Distribution List in a transaction exempt under Section 3(a)(10) of the Securities Act of 1933. All costs associated with the delivery of the Settlement Stock shall be borne by Vari-L. Nothing herein shall require Vari-L or its transfer agent to distribute said shares to Authorized Claimants or any other Person who, in the opinion of Vari-L's legal counsel, reside in states where the Settlement Stock is not exempt from registration or qualification under applicable "Blue Sky" laws.

             b. ANTI-DILUTION PROVISIONS OF THE SETTLEMENT STOCK


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         2.4 With respect to any issuance of New Equity Securities (as defined below) at any time between January 22, 2003, and the later of December 31, 2003 or three (3) months after distribution of the Settlement Stock to the Settlement Class, the Settlement Class shall be entitled to receive an amount of Assessment Security (defined below) upon the terms and conditions set forth below:

             (a) Until the later of December 31, 2003, or the date that is three
(3) months after the date of distribution of the Settlement Stock to the Settlement Class, Vari-L may sell equity securities, securities that are convertible at any time into one or more equity securities, and securities that provide for the purchase at any time of one or more equity securities (collectively "New Equity Securities") without being required to issue any Assessment Security (as defined below) to the Settlement Class if, and only if, one or more of the following conditions is satisfied:

                 (i) the sale of such security is made as a rights offering to all holders of the Company's outstanding common stock;

                 (ii) in the case of shares sold in a private financing or PIPES transaction, the sale of such security is made at a per-common-share price equal to or greater than the average closing price of Vari-L's common stock for the ten (10) consecutive trading days ending two (2) trading days before such transaction is priced;

                 (iii) such security is sold at a price per share not less than the Deemed Value (as defined below) of the shares issued to the Settlement Class and the Company makes public disclosures of such sale;

                 (iv) the holders of the Company's common stock approve of such issuance at a Meeting of Shareholders by the affirmative vote of a majority of shares represented at such meeting (excluding the shares of such Person or Persons participating in the issuance which is the subject matter of the vote); or


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                 (v) the Company receives at the time of the sale of such
security the signed opinion or report of a nationally-recognized investment banking firm that is independent of the Company and independent of all proposed purchasers of each such security to the effect that the price at which such security is being sold is fair to the Company and its shareholders from a financial point of view. The term New Equity Securities shall not include (1) any shares of common stock, or rights or options to purchase common stock, issued pursuant to the Company's existing stock option plan or employee stock purchase plan or any new plan approved by shareholders, or (2) shares issued in an underwritten public offering. The term "Deemed Value" shall be the average closing sale price of Vari-L's common stock for the ten (10) trading days preceding October 3, 2002, or $0.51.

             (b) Until the later of December 31, 2003, or the date that is three
(3) months after the date of distribution of the Settlement Stock to the Settlement Class, any New Equity Securities that are sold without meeting one or more of the conditions in Paragraph 2.4(a) shall be designated as an "Assessment Security."

             (c) With respect to any Assessment Security, the Settlement Class shall be entitled to receive, without making payment, a number of shares of the Assessment Security being sold in an amount determined in accordance with the following formula:

Where:       A = Number of Assessment Security shares to be issued

                   --           --
                   |    NP + FD  |
             A = S |1- [-------] |
                   |    ND + FD  |
                   --           --

             S = Number of shares originally issued to the Settlement Class
                 (2,000,000), as adjusted for stock splits, stock dividends, etc.

             N = Number of New Equity Securities issued

             P = Price (on a common equivalent basis) of the New Equity
                 Securities

             F = Fully diluted shares of common stock outstanding immediately prior to issuance of New Equity Securities

             D = Deemed Value of hares issued to the Settlement Class (based on market price of Vari-L's stock on October 3, 2002), as adjusted

Upon any adjustments in accordance with the foregoing, D will be adjusted for the purpose of any future adjustments in accordance with the following, where DN represents the new


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Deemed Value and DO is the Deemed Value immediately prior to the issuance of the
Assessment Security.

                  D(N) = D(O) x  S
                                ---
                                S+A

The total number of shares to be contributed to the Settlement Fund will be adjusted to reflect any changes due to stock splits, stock dividends or reverse stock splits.

             (d) Within ten (10) business days after any issuance of New Equity Securities that requires Vari-L to issue Assessment Securities hereunder (an "Eligible Transaction"), Vari-L shall provide the Claims Administrator with written notice of such issuance (an "Assessment Security Notice"). Such Assessment Security Notice shall include the number of shares sold in the Eligible Transaction, the effective price of such securities and the number of shares of Assessment Securities to which the Settlement Class is entitled. Within ten (10) business days after receipt of such Assessment Security Notice, the Claims Administrator will provide Vari-L with a list identifying each Authorized Claimant and Representative Plaintiffs' Counsel who are entitled to receive Assessment Securities and the number of shares of Assessment Securities to be issued to each such Person ("Assessment Security Distribution List"). No fractional shares of Assessment Securities will be issued, and thus, the calculation of the number of shares to be distributed will be rounded up or down to the nearest whole share. In addition, Assessment Securities will be distributed to Authorized Claimants or other Persons who reside in states where the Assessment Securities are exempt from registration or qualification under applicable "Blue Sky" laws. For Authorized Claimants who reside in states where the Assessment Securities are not exempt, appropriate adjustments will be made by the Escrow Agent, Plaintiffs' Settlement Counsel or the Claims Administrator to equalize the value of their distribution under the Plan of Allocation however, said appropriate adjustments shall not increase any Defendants' contribution to the Settlement Fund or Vari-L's


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


contribution of the Settlement Stock. Vari-L shall direct its transfer agent to distribute certificates for shares of Vari-L common stock within thirty-five
(35) days of receipt of the Assessment Security Distribution List, which in no event shall be less than thirty-five (35) days after the Effective Date, to the Persons and in the amounts shown on said Assessment Security Distribution List in a transaction exempt under Section 3(a)(10) of the Securities Act of 1933. All costs associated with the delivery of the Assessment Securities shall be borne by Vari-L. Nothing herein shall require Vari-L or its transfer agent to distribute said shares to Authorized Claimants or any other Person who, in the opinion of Vari-L's legal counsel, reside in states where the Assessment Securities are not exempt from registration or qualification under applicable "Blue Sky" laws.

             c. ADDITIONAL CONSIDERATION FOR THE SETTLEMENT

         2.5 As additional consideration for the settlement, Vari-L agrees to and does assign to the Settlement Class, to the extent they exist, any rights that Vari-L may have to proceeds or other damages under the following insurance policy: Reliance Insurance Company ("Reliance"), Policy No. NDA0155834. Reliance is in liquidation and any recovery under the policy is uncertain. Vari-L shall use its best efforts to obtain the written consent or endorsement from an authorized representative of Reliance of the assignment of Vari-L's rights to the insurance proceeds, if any, to the Settlement Class.

             d. THE ESCROW AGENT

         2.6 The Escrow Agent shall invest the Cash Amount of the Settlement Fund deposited pursuant to Paragraph 2.1 above in instruments backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof and shall reinvest the proceeds of these instruments as they mature in similar instruments at their then-current market rates. The Escrow Agent shall bear all risks related to investment of the Settlement Fund.


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         2.7 The Escrow Agent shall not disburse the Settlement Fund except as provided in the Stipulation, by an order of the Court, or with the written agreement of counsel for Defendants and Plaintiffs' Settlement Counsel.

         2.8 Subject to further order and/or directions as may be made by the Court, the Escrow Agent is authorized to execute such transactions on behalf of the Settlement Class Members as are consistent with the terms of the Stipulation.

         2.9 All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

         2.10 Within ten (10) days after payment of the Cash Amount of the Settlement Fund to the Escrow Agent set forth in Paragraph 2.1(b) hereof, the Escrow Agent may establish a "Class Notice and Administration Fund," and may deposit therein the $100,000 contributed by Vari-L to the Settlement Fund. The Class Notice and Administration Fund may be used by Plaintiffs' Settlement Counsel to pay costs and expenses reasonably and actually incurred in connection with providing notice to the class, locating class members, soliciting Settlement Class claims, assisting with the filing of claims, administering and distributing the Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms and paying escrow fees and costs, if any. The Class Notice and Administration Fund may also be invested and earn interest as provided for in Paragraph 2.6 of this Stipulation. Any unused portion of the Class Notice and Administration Fund shall be returned to the Settlement Fund.

             e. TAXES

         2.11 (a) The Settling Parties and the Escrow Agent agree to treat the Settlement Fund as being at all times a "qualified settlement fund" within the meaning of Treas. Reg. Sec. 1.468B-1. In addition, the Escrow Agent shall timely make such elections as necessary or advisable to carry out the provisions of this Paragraph 2.11, including the "relation-back election" (as defined in Treas. Reg. Sec. 1.468B-1) back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of the Escrow Agent to timely and properly prepare and deliver the necessary documentation for signature by all necessary parties, and thereafter to cause the appropriate filing to occur.

             (b) For the purpose of Section 468B of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, the "administrator" shall be the Escrow Agent. The Escrow Agent shall timely and properly file all informational and other tax returns necessary or advisable with respect to the Settlement Fund (including, without limitation, the returns described in Treas. Reg. Sec. 1.468B-2(k)). Such returns (as well as the election described in Paragraph 2.11(a) hereof) shall be consistent with this Paragraph 2.11 and in all events shall reflect that all Taxes (including any estimated Taxes, interest or penalties) on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided in Paragraph 2.11(c) hereof.

             (c) All (i) Taxes (including any estimated Taxes, interest or penalties) arising with respect to the income earned by the Settlement Fund, including any Taxes or tax detriments that may be imposed upon the Defendants, the Related Parties or counsel for any of them with respect to any income earned by the Settlement Fund for any period during which the Settlement Fund does not qualify as a "qualified settlement fund" for federal or state income tax purposes ("Taxes"), and (ii) expenses and costs incurred in connection with the operation and implementation of this Paragraph 2.11 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this Paragraph 2.11) ("Tax Expenses"), shall be paid out of the Settlement Fund; in all events the Defendants, the Related Parties and counsel for each of them shall have no liability or responsibility for the Taxes or the Tax Expenses or the filing of any tax returns or other documents with the Internal Revenue Service or any other state or local taxing authority. The Escrow Agent shall indemnify and hold each of the Defendants, the Related Parties and counsel for each of them harmless for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement Fund and shall be timely paid by the Escrow Agent out of the Settlement Fund without prior order from the Court and the Escrow Agent shall be obligated (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts including the establishment of adequate reserves for any Taxes and Tax Expenses (as well as any amounts that may be required to be withheld under Treas. Reg. Sec. 1.468B-2(l)(2)); neither the Defendants, the Related Parties nor counsel for any of them are responsible nor shall they have any liability therefor or for any reporting requirements that may relate thereto. The parties hereto agree to cooperate with the Escrow Agent, each other, and their tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this Paragraph 2.11.

             (d) For the purpose of this Paragraph 2.11 and of Paragraph 2.12, references to the Settlement Fund shall include both the Settlement Fund and the Class Notice and Administration Fund and shall also include any earnings thereon.

             f. TERMINATION OF SETTLEMENT

         2.12 In the event that the Stipulation is not approved, or is terminated, canceled, or fails to become effective for any reason, the Settlement Fund less expenses actually incurred or due and owing pursuant to Paragraph 2.10 and Paragraph 2.11 shall be refunded to the Defendants and/or their insurers or other designees as described in Paragraph 7.5 below.

         3. NOTICE ORDER AND SETTLEMENT HEARING

         3.1 Promptly upon execution of the Stipulation, Plaintiffs' Settlement Counsel shall submit the Stipulation together with its Exhibits to the Court and shall apply for entry of an order (the "Notice Order"), substantially in the form of Exhibit A attached hereto, providing for, inter alia, the certification of a class for settlement purposes only, the preliminary approval of the settlement set forth in the Stipulation, and approval for the mailing of a settlement notice (the "Notice") and publication of a summary notice (the "Summary Notice"), substantially in the forms of Exhibits A-1 and A-3 hereto. The Notice shall include the general terms of the settlement set forth in the Stipulation, the proposed Plan of Allocation, the general terms of the Fee and Expense Application as defined in Paragraph 6.1 hereof and the date of the Settlement Hearing as defined below.

         3.2 Plaintiffs' Settlement Counsel shall request that after notice is given, the Court hold a hearing (the "Settlement Hearing") and finally approve the settlement of the Litigation as set forth herein. At or after the Settlement Hearing, Plaintiffs' Settlement Counsel also will request that the Court approve the proposed Plan of Allocation and the Fee and Expense Application.

         4. RELEASES

         4.1 Upon the Effective Date, as defined in Paragraph 1.7 hereof, the Representative Plaintiffs and each of the Settlement Class Members and counsel to the Representative Plaintiffs shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims (including Unknown Claims) against each and all of the Released Persons, and otherwise in connection with the defense or resolution of the Litigation or the Released Claims, whether or not such Settlement Class Member executes and delivers the Proof of Claim and Release.

         4.2 The Proof of Claim and Release to be executed by Settlement Class Members shall release all Released Claims against the Released Persons and shall be substantially in the form contained in Exhibit A-2 attached hereto.

         4.3 Upon the Effective Date, as defined in Paragraph 1.7 hereof, each of the Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Settlement Class Members and counsel to the Representative Plaintiffs from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.

         5. ADMINISTRATION AND CALCULATION OF CLAIMS, FINAL AWARDS AND SUPERVISION AND DISTRIBUTION OF SETTLEMENT FUND

         5.1 Plaintiffs' Settlement Counsel, or their authorized agents, acting on behalf of the Settlement Class, and subject to such supervision and direction of the Court as may be necessary or as circumstances may require, shall administer and calculate the claims submitted by Settlement Class Members and shall oversee distribution of the Net Settlement Fund (defined below) to Authorized Claimants.

         5.2 The Settlement Fund shall be applied as follows:

             (a) to pay counsel to the Representative Plaintiffs attorneys' fees and expenses with interest thereon (the "Fee and Expense Award"), if and to the extent allowed by the Court;

             (b) to pay all the expenses reasonably and actually incurred in connection with providing notice, locating class members, soliciting Settlement Class claims, assisting with the filing of claims, administering and distributing the Net Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms and paying escrow fees and costs, if any;

             (c) to pay the Taxes and Tax Expenses described in Paragraph 2.11 hereof; and

             (d) to distribute the balance of the Settlement Fund (the "Net Settlement Fund") to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation, or the Court.

         5.3 Upon the Effective Date and thereafter, and in accordance with the terms of the Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the following:

             (a) Within ninety (90) days after the mailing of the Notice or such other time as may be set by the Court, each Person claiming to be an Authorized Claimant shall be required to submit to the Claims Administrator a completed Proof of Claim and Release, substantially in the form of Exhibit A-2 attached hereto, signed under penalty of perjury and supported by such documents as are specified in the Proof of Claim and Release and as are reasonably available to the Authorized Claimant.

             (b) Except as otherwise ordered by the Court, all Settlement Class Members who fail to timely submit a Proof of Claim and Release within such period, or such other period as may be ordered by the Court, shall be forever barred from receiving any payments pursuant to the Stipulation and the settlement set forth herein, but will in all other respects be subject to and bound by the provisions of this Stipulation, the releases contained herein, and the Judgment.

             (c) The Net Settlement Fund shall be distributed to the Authorized Claimants substantially in accordance with a Plan of Allocation described in the Notice and approved by the Court. The proposed Plan of Allocation will not be part of the Stipulation. However, if there is any balance remaining in the Net Settlement Fund after six (6) months from the date of distribution of the Net Settlement Fund (whether by reason of tax refunds, uncashed checks or otherwise) Plaintiffs' Settlement Counsel shall reallocate such balance among Authorized Claimants in an equitable and economic fashion. Thereafter, any balance which still remains in the Net Settlement Fund shall be donated to an appropriate non-profit organization.

         5.4 The Defendants and the Related Parties shall have no responsibility for, interest in (except as provided in Paragraph 2.1(c) hereof), or liability whatsoever with respect to the investment or distribution of the Settlement Fund, the Plan of Allocation, the determination, administration, or calculation of claims, the payment or withholding of Taxes, or any losses incurred in connection therewith.

         5.5 No Person shall have any claim against Plaintiffs' Settlement Counsel or any claims administrator, or other agent designated by Plaintiffs' Settlement Counsel, or Defendants or their counsel based on the distributions made substantially in accordance with the Stipulation and the settlement contained herein, the Plan of Allocation, and further order(s) of the Court.

         5.6 It is understood and agreed by the Settling Parties that any proposed Plan of Allocation of the Net Settlement Fund including, but not limited to, any adjustments to an Authorized Claimant's claim set forth therein, is not a part of the Stipulation and is to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation, and any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel the Stipulation or affect the finality of the Court's Judgment approving the Stipulation and the settlement set forth therein, or any other orders entered pursuant to the Stipulation.

         6. REPRESENTATIVE PLAINTIFFS' COUNSEL'S ATTORNEYS' FEES AND REIMBURSEMENT OF EXPENSES

         6.1 Representative Plaintiffs or their counsel may submit an application or applications (the "Fee and Expense Application") for distributions to them from the Settlement Fund for: (a) an award of attorneys' fees; plus (b) reimbursement of expenses, including the fees of any experts or consultants, incurred in connection with prosecuting the Litigation, plus any interest on such attorneys' fees and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid) as may be awarded by the Court. Representative Plaintiffs' Counsel reserve the right to make additional applications for fees and expenses incurred to be distributed from the Settlement Fund. None of the funds in the Settlement Fund attributable to disgorgement received from the SEC may be used to pay counsel or to calculate any award to Plaintiffs' Settlement Counsel.

         6.2 The attorneys' fees and expenses, as awarded by the Court, shall be paid to Plaintiffs' Settlement Counsel from the Settlement Fund, as ordered, immediately after the Court executes an order awarding such fees and expenses. Plaintiffs' Settlement Counsel shall thereafter allocate the attorneys' fees amongst Representative Plaintiffs' Counsel in a manner in which they in good faith believe reflects the contributions of such counsel to the prosecution and settlement of the Litigation. In the event that the Effective Date does not occur, or the Judgment or the order making the Fee and Expense Award is reversed or modified, or the Stipulation is canceled or terminated for any other reason, and in the event that the Fee and Expense Award has been paid to any extent, then Representative Plaintiffs' Counsel shall within five (5) business days from receiving notice from Defendants' counsel or from a court of appropriate jurisdiction, refund to the Settlement Fund the fees and expenses previously paid to them from the Settlement Fund plus interest thereon at the same rate as earned on the Settlement Fund in an amount consistent with such reversal or modification. Each such Representative Plaintiffs' Counsel's law firm, as a condition of receiving such fees and expenses, on behalf of itself and each partner and/or shareholder of it, agrees (a) that the obligations, set forth in this Paragraph 6.2, of each such law firm shall be joint and several, (b) that each such law firm and its partners and/or shareholders shall be subject to the jurisdiction of the Court for the purpose of enforcing the provisions of this Paragraph 6.2, and (c) that the Court may, upon application of Defendants, summarily issue orders and take whatever other actions it deems appropriate, including, without limitation, issuing judgments and attachment orders and making appropriate findings of and/or sanctions for contempt, against such law firms should any such law firm fail timely to repay fees and expenses pursuant to this Paragraph 6.2.

         6.3 The procedure for and the allowance or disallowance by the Court of any applications by any of the counsel to the Representative Plaintiffs for attorneys' fees and expenses, including the fees of experts and consultants, to be paid out of the Settlement Fund, are not part of the settlement set forth in the Stipulation, and are to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation, and any order or proceedings relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the Judgment approving the Stipulation and the settlement of the Litigation set forth therein.

         6.4 Defendants and the Related Parties shall have no responsibility for, and no liability whatsoever with respect to, any payment to Plaintiffs' Settlement Counsel from the Settlement Fund.

         6.5 Defendants and the Related Parties shall have no responsibility for, and no liability whatsoever with respect to the allocation among Representative Plaintiffs' Counsel, and/or any other Person who may assert some claim thereto, of any Fee and Expense Award that the Court may make in the Litigation, and Defendants and the Related Parties take no position with respect to such matters.

         7. CONDITIONS OF SETTLEMENT, EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION

         7.1 The Effective Date of the Stipulation shall be conditioned on the following:

             (a) Defendants shall have timely made or caused to be made their contributions to the Settlement Fund as required by Paragraph 2.1(a)-(c) hereof and defendants Kiser and Clark shall have taken all reasonable steps to request that the SEC pay the agreed-upon disgorgement funds to the Escrow Agent for the benefit of the Settlement Class;

             (b) the Court shall have entered the Notice Order, as required by Paragraph 3.1 hereof;

             (c) the settlement shall not have been terminated in accordance with the procedures referenced in Paragraph 7.4 below relating to Requests for Exclusion (as defined in Paragraph 7.4);

             (d) the Court shall have entered the Judgment, or a judgment substantially in the form of Exhibit B attached hereto; and

             (e) the Judgment shall have become Final, as defined in Paragraph
1.9 hereof.

         7.2 Upon the occurrence of all of the events referenced in Paragraph
7.1 hereof, any and all remaining interest or right of the Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished.

         7.3 If all of the conditions specified in Paragraph 7.1 hereof are not met, then the Stipulation shall be canceled and terminated subject to Paragraph
7.6 hereof unless Plaintiffs' Settlement Counsel and counsel for the Defendants mutually agree in writing to proceed with the Stipulation.

         7.4 If prior to the Settlement Hearing, Persons who otherwise would be Members of the Settlement Class have submitted timely requests for exclusion ("Requests for Exclusion") from the Settlement Class in accordance with the provisions of the Notice Order and the notice given pursuant thereto, and if the aggregate number of shares of Vari-L common stock purchased by such class members during the Class Period, equals or exceeds the sums specified in a separate supplemental agreement ("Supplemental Agreement") between the parties, then the Defendants shall have, in their sole and absolute discretion, the option to terminate the Stipulation in accordance with the procedures set forth in the Supplemental Agreement. The Supplemental Agreement will not be filed with the Court unless and until a dispute among the parties concerning its interpretation or application arises. Copies of all Requests for Exclusion received and copies of all written revocations of Requests for Exclusion received shall be delivered to counsel for Defendants within five (5) business days of receipt by Plaintiffs' Settlement Counsel or their agents but in no event later than seven (7) court days before the Settlement Hearing.

         7.5 Unless otherwise ordered by the Court, in the event the Stipulation shall be terminated or canceled or fails to become effective for any reason, within five (5) business days after written notification of such event is sent by counsel for the Defendants or Plaintiffs' Settlement Counsel to the Escrow Agent, the Settlement Fund (including earnings thereon), plus any amount then remaining in the Class Notice and Administration Fund (including earnings thereon), less expenses described in Paragraph 2.10 hereof, shall be refunded by the Escrow Agent to the Defendants and/or their insurers or other designees pursuant to written instructions from counsel for the Defendants. In particular, all parties to this Stipulation agree that the Escrow Agent shall return the $115,000 portion of the Settlement Fund funded by AESIC to AESIC or its counsel in the event a refund becomes due as contemplated in this paragraph. Notwithstanding any other provision to this Stipulation to the contrary, all the parties hereto expressly consent to Defendants assigning to AESIC any and all rights they have or may have in the $115,000 portion of the Settlement Fund funded by AESIC in the event that a refund becomes due pursuant to this paragraph. At the request of counsel for the Defendants, the Escrow Agent or its designee shall apply for any tax refund owed to the Settlement Fund and pay the proceeds, after deduction of any fees or expenses reasonably incurred in connection with such application(s) for refund, pursuant to written instructions from counsel for the Defendants.

         7.6 In the event that the Stipulation is not approved by the Court or the settlement set forth in the Stipulation is terminated, canceled, or otherwise fails to become effective in accordance with its terms, the Settling Parties and the Related Parties shall be restored to their respective positions in the Litigation as of October 3, 2002. In such event, the terms and provisions of the Stipulation, with the exception of Paragraph Paragraph 2.12, 6.2, 7.3-7.7 and 8.4 hereof, shall have no further force and effect with respect to the Settling Parties or the Related Parties and shall not be used in this Litigation or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or the amount of any attorneys' fees, expenses and interest awarded by the Court to the Representative Plaintiffs or any of their counsel shall constitute grounds for cancellation or termination of the Stipulation.

         7.7 If the Effective Date does not occur, or if the Stipulation is terminated, canceled, or otherwise fails to become effective pursuant to its terms, neither the Representative Plaintiffs nor any of their counsel shall have any obligation to repay any amounts actually and properly disbursed in accordance with Paragraph 2.10 from the Class Notice and Administration Fund. In addition, any expenses already incurred and properly chargeable to the Class Notice and Administration Fund pursuant to Paragraph 2.10 hereof at the time of such termination or cancellation but which have not been paid, shall be paid by the Escrow Agent in accordance with the terms of the Stipulation prior to the balance of the Class Notice and Administration Fund being refunded in accordance with Paragraph 7.5 hereof.

         7.8 If a case is commenced in respect to any Defendant under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator is appointed under any similar law, and in the event of the entry of a final order of a court of competent jurisdiction determining the transfer of the Settlement Fund, or any portion thereof, by or on behalf of such Defendant to be a preference, voidable transfer, fraudulent transfer or similar transaction, then, as to such Defendant, the releases given and Judgment entered in favor of such Defendant pursuant to this Stipulation shall be null and void.

         8. MISCELLANEOUS PROVISIONS

         8.1 The Settling Parties (a) acknowledge that it is their intent to consummate this agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

         8.2 Each of the parties warrants and represents that he or it is not "insolvent" within the meaning of 11 U.S.C.Section 101(32) as of the time this Stipulation is executed and as of the time any payments are transferred or made as required by this Stipulation.

         8.3 The parties intend this settlement to be a final and complete resolution of all disputes between them with respect to the Litigation. The settlement compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim or defense. The Final Judgment also will contain a finding that during the course of the Litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11. The Settling Parties agree that the amount paid to the Settlement Fund and the other terms of the settlement were negotiated in good faith by the Settling Parties, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum that the Litigation was brought or defended in bad faith or without a reasonable basis.

         8.4 The Settling Parties agree that except at the election of the Defendants (including any assignee(s) or subrogee(s) of the Defendants) or any of them, neither the

Stipulation nor the settlement contained therein, nor any act performed or document prepared pursuant to or in furtherance of the Stipulation or the settlement contained therein: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal other than in such proceedings as may be necessary to consummate or enforce this Stipulation or the settlement provided for herein, or the Judgment.

         8.5 All of the Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

         8.6 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

         8.7 This Stipulation and the Exhibits attached hereto and the Supplemental Agreement constitute the entire agreement among the parties hereto and no representations, warranties or inducements have been made to any party concerning the Stipulation or its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each party shall bear its own costs.

         8.8 Plaintiffs' Settlement Counsel, on behalf of the Settlement Class, are expressly authorized by the Representative Plaintiffs to take all appropriate action required or permitted to be taken by the Settlement Class pursuant to the Stipulation to effectuate its terms and also are expressly authorized to enter into any modifications or amendments to the Stipulation on behalf of the Settlement Class which they deem appropriate.

         8.9 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.

         8.10 The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court.

         8.11 This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

         8.12 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, and all parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in this Stipulation.

         8.13 This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Colorado, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Colorado without giving effect to that State's choice-of-law principles.

         IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of January 22, 2003.



                                       LILLEY & GARCIA LLP
                                       CHARLES W. LILLEY

                                       /s/ CHARLES W. LILLEY
                                       -----------------------------------------
                                       1600 Stout Street, Suite 1100
                                       Denver, CO  80202
                                       Telephone:  303/293-9800

                                       Liaison Counsel for Plaintiffs

                                       MILBERG WEISS BERSHAD
                                         HYNES & LERACH LLP
                                       WILLIAM S. LERACH
                                       SPENCER A. BURKHOLZ
                                       HENRY ROSEN
                                       ELLEN GUSIKOFF STEWART


                                       /s/ ELLEN GUSIKOFF STEWART
                                       -----------------------------------------
                                            ELLEN GUSIKOFF STEWART

                                       401 B Street, Suite 1700
                                       San Diego, CA  92101
                                       Telephone:  619/231-1058

                                       SCHIFFRIN & BARROWAY, LLP
                                       DAVID KESSLER
                                       MICHAEL K. YARNOFF


                                       /s/ MICHAEL K. YARNOFF
                                       -----------------------------------------
                                                MICHAEL K. YARNOFF

                                       Three Bala Plaza East, Suite 400
                                       Bala Cynwyd, PA  19004
                                       Telephone:  610/667-7706

                                       BERMAN DeVALERIO PEASE TABACCO
                                         BURT & PUCILLO
                                       NORMAN BERMAN
                                       JEFFREY C. BLOCK
                                       MICHAEL M. SULLIVAN


                                       /s/ NORMAN BERMAN
                                       -----------------------------------------
                                                 NORMAN BERMAN

                                       One Liberty Square
                                       Boston, MA  02109
                                       Telephone:  617/542-8300

                                       Co-Lead Counsel for Plaintiffs
                                       COOLEY GODWARD, LLP
                                       PETER A. GERGELY


                                       /s/ PETER A. GERGELY
                                       -----------------------------------------
                                                 PETER A. GERGELY

                                       380 Interlocken Crescent
                                       Suite 900
                                       Broomfield, CO  80021-8023

                                       Telephone:  720/566-4000

                                       Attorneys for Defendant Vari-L Company,
                                       Inc.

                                       SHERMAN & HOWARD, LLC
                                       KENNETH B. SIEGEL


                                       /s/ KENNETH B. SIEGEL
                                       -----------------------------------------
                                                 KENNETH B. SIEGEL

                                       633 17th Street, Suite 3000
                                       Denver, CO  80202
                                       Telephone:  303/299-8408

                                       DORSEY & WHITNEY LLP
                                       DAVID W. STARK


                                       /s/ DAVID W. STARK
                                       -----------------------------------------
                                                  DAVID W. STARK

                                       370 17th Street, Suite 4700
                                       Denver, CO  80202
                                       Telephone:  303/629-3400

                                       ROTHGERBER JOHNSON & LYONS, LLP
                                       FREDERICK J. BAUMANN


                                       /s/ FREDERICK J. BAUMANN
                                       -----------------------------------------
                                                FREDERICK J. BAUMANN

                                       1200 17th Street, Suite 3000
                                       Denver, CO  80202
                                       Telephone:  303/623-9000

                                       BIRGE & MINCKLEY, P.C.
                                       CARLA B. MINCKLEY


                                       /s/ CARLA B. MINCKLEY
                                       -----------------------------------------
                                                 CARLA B. MINCKLEY

                                       1700 Broadway, Suite 1501
                                       Denver, CO  80209
                                       Telephone:  303/860-1700

                                       Attorneys for Individual Defendants

                          UNITED STATES DISTRICT COURT

                              DISTRICT OF COLORADO


Civil Action No. 00-RB-1181(CBS) (Consolidated with Civil Action No. 00-RB-1198)


MICHAEL RASNER, et al., On Behalf of Themselves and All Others Similarly
Situated,

Plaintiffs,

v.

VARI-L COMPANY, INC.,
DEREK L. BAILEY,
JOSEPH H. KISER,
DAVID G. SHERMAN and
JON L. CLARK,

Defendants.


--------------------------------------------------------------------------------

                    [PROPOSED] ORDER PRELIMINARILY APPROVING
                       SETTLEMENT AND PROVIDING FOR NOTICE

                                    EXHIBIT A
--------------------------------------------------------------------------------

         WHEREAS, a consolidated class action is pending before the Court entitled Rasner, et al. v. Vari-L Company, Inc., et al., Civil Action No. 00-RB-1181(CBS) (the "Litigation");

         WHEREAS, the Court has received the Stipulation of Settlement dated as of January 22, 2003 (the "Stipulation"), that has been entered into by the Representative Plaintiffs and Defendants, and the Court has reviewed the Stipulation and its attached Exhibits; and

         WHEREAS, the parties having made application, pursuant to Federal Rule of Civil Procedure 23(e), for an order preliminarily approving the settlement of this Litigation, in accordance with the Stipulation which, together with the Exhibits annexed thereto sets forth the terms and conditions for a proposed settlement of the Litigation and for dismissal of the Litigation with prejudice upon the terms and conditions set forth therein; and the Court having read and considered the Stipulation and the Exhibits annexed thereto; and

         WHEREAS, all defined terms contained herein shall have the same meanings as set forth in the Stipulation;

         NOW, THEREFORE, IT IS HEREBY ORDERED:

         1. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, the Court hereby certifies, for purposes of effectuating this settlement, a class consisting of all Persons (except Defendants, present and former executive officers and directors of Vari-L and/or its subsidiaries, their heirs, successors, assigns and members of the immediate families of Defendants) who purchased Vari-L common stock during the period from December 17, 1997 through July 6, 2000, inclusive, excluding those Persons who timely and validly request exclusion from the Settlement Class pursuant to the "Notice of Pendency and Proposed Settlement of Class Action" to be sent to the class.

         2. With respect to the class, this Court finds and concludes that: (a) the members of the class are so numerous that joinder of all class members in the Litigation is impracticable; (b) there are questions of law and fact common to the class which predominate over any individual questions; (c) the claims of the Representative Plaintiffs are typical of the claims of the class; (d) the Representative Plaintiffs and their counsel have fairly and adequately represented and protected the interests of all of the class members; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering: (i) the interests of the members of the class in individually controlling the prosecution of the separate actions, (ii) the extent and nature of any litigation concerning the controversy already commenced by members of the class, (iii) the desirability or undesirability of continuing the litigation of these claims in this particular forum, and (iv) the difficulties likely to be encountered in the management of the class action

         3. The Court does hereby preliminarily approve the Stipulation and the settlement set forth therein, subject to further consideration at the Settlement Hearing described below.

         4. A hearing (the "Settlement Hearing") shall be held before this Court on March 28, 2003, at 1:30 p.m., at the Alfred A. Arraj United States Courthouse, 901 19th Street, Denver, Colorado, to determine whether the proposed settlement of the Litigation on the terms and conditions provided for in the Stipulation is fair, just, reasonable and adequate to the Settlement Class and should be approved by the Court; and whether a Judgment as provided in P. 1.11 of the Stipulation should be entered herein. At that time, or at any other time thereafter that the Court may order, the Court shall hold a hearing to determine whether the proposed Plan of Allocation should be approved; and to determine the amount of fees and expenses that should be awarded to Representative Plaintiffs' Counsel. The Court may adjourn the Settlement Hearing without further notice to members of the class.

         5. The Court approves, as to form and content, the Notice of Pendency and Proposed Settlement of Class Action (the "Notice"), the Proof of Claim and Release form (the "Proof of Claim"), and Summary Notice for publication annexed as Exhibits A-1, A-2 and A-3 hereto and finds that the mailing and distribution of the Notice and publishing of the Summary Notice substantially in the manner and form set forth in P. P. 6-7 of this Order meet the requirements of Federal Rule of Civil Procedure 23 and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

         6. Plaintiffs' Settlement Counsel are hereby authorized to retain the firm of Gilardi & Co. LLC ("Claims Administrator") to supervise and administer the notice procedure as well as the processing of claims as more fully set forth below:

                  (a) Plaintiffs' Settlement Counsel shall make reasonable efforts to identify all Persons who are members of the class, and not later than February 4, 2003 (the "Notice Date"), Plaintiffs' Settlement Counsel shall cause a copy of the Notice and the Proof of Claim, substantially in the forms annexed as Exhibits A-1 and A-2 hereto, to be mailed by first class mail to all class members who can be identified with reasonable effort;

                  (b) Not later than February 11, 2003, Plaintiffs' Settlement Counsel shall cause the Summary Notice to be published once in Investor's Business Daily; and

                  (c) At least seven (7) calendar days prior to the Settlement Hearing, Plaintiffs' Settlement Counsel shall cause to be served on Defendants' counsel and filed with the Court proof, by affidavit or declaration, of such mailing and publishing.

         7. Nominees who purchased Vari-L common stock during the period beginning December 17, 1997 through July 6, 2000, inclusive, shall send the Notice and the Proof of Claim to all beneficial owners of such Vari-L stock within ten (10) days after receipt thereof, or send a list of the names and addresses of such beneficial owners to the Claims Administrator within ten (10) days of receipt thereof, in which event the Claims Administrator shall promptly mail the Notice and Proof of Claim to such beneficial owners. Plaintiffs' Settlement Counsel shall, if requested, reimburse banks, brokerage houses or other nominees solely for their reasonable out-of-pocket expenses incurred in providing notice to beneficial owners who are class members out of the Settlement Fund, which expenses would not have been incurred except for the sending of such notice, subject to further order of this Court with respect to any dispute concerning such compensation.

         8. All members of the class shall be bound by all determinations and judgments in the Litigation concerning the settlement, whether favorable or unfavorable to the class.

         9. Class members who wish to participate in the settlement shall complete and submit Proof of Claim forms in accordance with the instructions contained therein. Unless the Court orders otherwise, all Proof of Claim forms must be submitted no later than ninety (90) days from the Notice Date. Any class member who does not timely submit a Proof of Claim within the time provided for, shall be barred from sharing in the distribution of the proceeds of the Settlement Fund, unless otherwise ordered by the Court.

         10. Any member of the class may enter an appearance in the Litigation, at their own expense, individually or through counsel of their own choice. If they do not enter an appearance, they will be represented by Plaintiffs' Settlement Counsel.

         11. Any Person falling within the definition of the class may, upon request, be excluded from the class. Any such Person must submit to the Claims Administrator a request for exclusion ("Request for Exclusion"), postmarked no later than March 10, 2003. A Request for Exclusion must state: (a) the name, address, and telephone number of the Person requesting exclusion; (b) each of the Person's purchases and sales of Vari-L common stock made during the Class Period, including the dates of purchase or sale, the number of shares purchased and/or sold, and the price paid or received per share for each such purchase or sale; and (c) that the Person wishes to be excluded from the class. All Persons who submit valid and timely Requests for Exclusion in the manner set forth in this paragraph shall have no rights under the Stipulation, shall not share in the distribution of the Net Settlement Fund, and shall not be bound by the Stipulation or the Judgment entered in the Litigation.

         12. Any member of the class may appear and show cause, if he, she or it has any, why the proposed settlement of the Litigation should or should not be approved as fair, just, reasonable and adequate, why a judgment should or should not be entered thereon, why the Plan of Allocation should or should not be approved, or why attorneys' fees and expenses should or should not be awarded to counsel for the Representative Plaintiffs; provided, however, that no class member or any other Person shall be heard or entitled to contest the approval of the terms and conditions of the proposed settlement, or, if approved, the Judgment to be entered thereon approving the same, or the order approving the Plan of Allocation, or the attorneys' fees and expenses to be awarded to counsel for the Representative Plaintiffs, unless that Person has delivered by hand or sent by first class mail written objections and copies of any papers and briefs such that they are received on or before March 10, 2003, by Milberg Weiss Bershad Hynes & Lerach LLP, Ellen Gusikoff Stewart, 401 B Street, Suite 1700, San Diego, California 92101; and Cooley Godward, LLP, Peter A. Gergely, 380 Interlocken Crescent, Suite 900, Broomfield, Colorado 80021-8023, and filed said objections, papers and briefs with the Clerk of the United States District Court for the District of Colorado, on or before March 10, 2003. Any member of the class who does not make his, her or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness or adequacy of the proposed settlement as set forth in the Stipulation, to the Plan of Allocation, or to the award of attorneys' fees and expenses to counsel for the Representative Plaintiffs, unless otherwise ordered by the Court.

         13. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

         14. All papers in support of the settlement, the Plan of Allocation, and any application by counsel for the Representative Plaintiffs for attorneys' fees or reimbursement of expenses shall be filed and served seven (7) calendar days prior to the Settlement Hearing.

         15. Neither Defendants and their Related Parties nor Defendants' counsel shall have any responsibility for the Plan of Allocation or any application for attorneys' fees or reimbursement of expenses submitted by Representative Plaintiffs' Counsel, and such matters will be considered separately from the fairness, reasonableness and adequacy of the settlement.

         16. At or after the Settlement Hearing, the Court shall determine whether the Plan of Allocation proposed by Plaintiffs' Settlement Counsel, and any application for attorneys' fees or reimbursement of expenses shall be approved.

         17. All reasonable expenses incurred in identifying and notifying class members, as well as administering the Settlement Fund, shall be paid as set forth in the Stipulation. In the event the settlement is not approved by the Court, or otherwise fails to become effective, neither the Representative Plaintiffs nor any of their counsel shall have any obligation to repay any amounts actually and properly disbursed from the Class Notice and Administration Fund.

         18. Neither the Stipulation, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by Defendants of the truth of any of the allegations in the Litigation, or of any liability, fault, or wrongdoing of any kind.

         19. The Court reserves the right to adjourn the date of the Settlement Hearing without further notice to the members of the class, and retains jurisdiction to consider all further applications arising out of or connected with the proposed settlement. The Court may approve the settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the class.

DATED:
       ---------------------                  ----------------------------------
                                              THE HONORABLE ROBERT E. BLACKBURN
                                              UNITED STATES DISTRICT COURT JUDGE

                          UNITED STATES DISTRICT COURT

                              DISTRICT OF COLORADO


Civil Action No. 00-RB-1181(CBS) (Consolidated with Civil Action No. 00-RB-1198)


MICHAEL RASNER, et al., On Behalf of Themselves and All Others Similarly
Situated,

Plaintiffs,

v.

VARI-L COMPANY, INC.,
DEREK L. BAILEY,
JOSEPH H. KISER,
DAVID G. SHERMAN and
JON L. CLARK,

Defendants.



--------------------------------------------------------------------------------
                         NOTICE OF PENDENCY AND PROPOSED
                           SETTLEMENT OF CLASS ACTION

                                   EXHIBIT A-1
--------------------------------------------------------------------------------

TO: ALL PERSONS WHO PURCHASED VARI-L COMPANY, INC. ("VARI-L") COMMON STOCK DURING THE PERIOD BEGINNING DECEMBER 17, 1997 THROUGH JULY 6, 2000, INCLUSIVE

         PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THIS LITIGATION. PLEASE NOTE THAT IF YOU ARE A CLASS MEMBER, YOU MAY BE ENTITLED TO SHARE IN THE PROCEEDS OF THE SETTLEMENT DESCRIBED IN THIS NOTICE. TO CLAIM YOUR SHARE OF THIS FUND, YOU MUST SUBMIT A VALID PROOF OF CLAIM POSTMARKED ON OR BEFORE MAY 1, 2003.

         This Notice has been sent to you pursuant to Rule 23 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the District of Colorado (the "Court"). The purpose of this Notice is to inform you of the pendency and proposed settlement of this class action litigation and of the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the settlement. This Notice is not intended to be, and should not be construed as, an expression of any opinion by the Court with respect to the truth of the allegations in the Litigation or the merits of the claims or defenses asserted. This Notice describes the rights you may have in connection with the settlement and what steps you may take in relation to the settlement and this class action litigation.

         The proposed settlement creates a fund in the amount of $644,000 in cash (the "Cash Amount") and two million shares of Vari-L common stock subject to certain anti-dilution adjustments as set forth in the Stipulation of Settlement (the "Settlement Stock") (collectively, the "Settlement Fund") and will include interest that accrues on the cash portion of the Settlement Fund prior to distribution. Your recovery from this fund will depend on a number of variables, including the number of shares of Vari-L common stock you purchased during the period December 17, 1997 to July 6, 2000, and the timing of your purchases and any sales. Depending on the number of eligible shares purchased by Settlement Class Members who elect to participate in the settlement and when those shares were purchased and sold, the estimated average recovery per share will be approximately $0.32 before deduction of Court-approved fees and expenses.

         Representative Plaintiffs and Defendants do not agree on the average amount of damages per share that would be recoverable if the Representative Plaintiffs were to have prevailed on each claim alleged. The issues on which the parties disagree include: (1) the appropriate economic model for determining the amount by which Vari-L common stock was allegedly artificially inflated (if at all) during the Class Period; (2) the amount by which Vari-L common stock was allegedly artificially inflated (if at all) during the Class Period; (3) the effect of various market forces influencing the trading price of Vari-L common stock at various times during the Class Period; (4) the extent to which external factors, such as general market and industry conditions, influenced the trading price of Vari-L common stock at various times during the Class Period; (5) the extent to which the various matters that Representative Plaintiffs alleged were materially false or misleading influenced (if at all) the trading price of Vari-L common stock at various times during the Class Period; (6) the extent to which the various allegedly adverse material facts that Representative Plaintiffs alleged were omitted influenced (if at all) the trading price of Vari-L common stock at various times during the Class Period; and (7) whether the statements made or facts allegedly omitted were material, false, misleading or otherwise actionable under the securities laws.

         The Representative Plaintiffs believe that the proposed settlement is a good recovery under the circumstances and is in the best interests of the Settlement Class. Because of the risks associated with continuing to litigate and proceeding to trial, there was a danger that plaintiffs would not have prevailed on any of their claims, in which case the Settlement Class would receive nothing. The amount of damages recoverable by the Settlement Class was and is challenged by Defendants. Recoverable damages in this case are limited to losses caused by conduct actionable under applicable law and, had the litigation gone to trial, Defendants would have asserted that all or most of the losses of Settlement Class Members were caused by non-actionable market, industry or general economic factors. Defendants would also assert that throughout the Class Period the uncertainties and risks associated with the purchase of Vari-L common stock were fully and adequately disclosed. Moreover, given Vari-L's financial condition, any recovery by the Settlement Class was in substantial doubt.

         Representative Plaintiffs' Counsel have not received any payment for their services in conducting this Litigation since 2000 on behalf of the Representative Plaintiffs and the Members of the Class, nor have they been reimbursed for their substantial out-of-pocket expenditures. If the settlement is approved by the Court, counsel for the plaintiffs will apply to the Court for attorneys' fees of 25% of the portion of the Settlement Fund not attributable to disgorgement received from the Securities and Exchange Commission, and reimbursement of out-of-pocket expenses not to exceed $250,000 to be paid from the Settlement Fund. If the amount requested is approved by the Court, the average cost per share will be $0.128.

         For further information regarding this settlement you may contact:
Ellen Gusikoff Stewart, Milberg Weiss Bershad Hynes & Lerach LLP, 401 B Street, Suite 1700, San Diego, CA 92101, Telephone: 619/231-1058; Michael Yarnoff, Schiffrin & Barroway, LLP, Three Bala Plaza East, Suite 400, Bala Cynwyd, PA 19004, Telephone: 610/667-7706; or Norman Berman, Berman DeValerio Pease Tabacco, Burt & Pucillo, LLP, One Liberty Square, Boston, MA 02109, Telephone:
617/542-8300.

I.       NOTICE OF HEARING ON PROPOSED SETTLEMENT

         A settlement hearing will be held on March 28, 2003, at 1:30 p.m., before the Honorable Robert E. Blackburn, United States District Court Judge, at the Alfred A. Arraj United States Courthouse, District of Colorado, 901 19th Street, Denver, Colorado (the "Settlement Hearing"). The purpose of the Settlement Hearing will be to determine: whether the settlement consisting of $644,000 in cash and $2,000,000 shares of Vari-L common stock subject to certain anti-dilution adjustments as set forth in the Stipulation of Settlement should be approved as fair, just, reasonable and adequate to the Settling Parties; and whether a Judgment as provided in Paragraph 1.11 of the Stipulation should be entered. At that time, or at any other time thereafter that the Court may order, the Court shall hold a hearing to determine whether the proposed plan to distribute the settlement proceeds (the "Plan of Allocation") is fair, just, reasonable, and adequate; and whether the application by Representative Plaintiffs' Counsel for an award of attorneys' fees and expenses should be approved. The Court may adjourn or continue the Settlement Hearing without further notice to the class.

II.      DEFINITIONS USED IN THIS NOTICE

         1. "Defendants" means Vari-L Company, Inc. and the Individual
Defendants.

         2. "Individual Defendants" means Joseph H. Kiser, Jon L. Clark, Derek
L. Bailey and David G. Sherman.

         3. "Related Parties" means each of a Defendant's past or present directors, officers, employees, partners, members, principals, agents, underwriters, insurers (including, but not limited to, Agricultural Excess and Surplus Insurance Company ("AESIC"), under Policy No. NSX2422135 ("Policy"), but excepting Reliance Insurance Company ("Reliance"), under Policy No. NDA0155834), co-insurers, reinsurers, controlling shareholders, attorneys, accountants or auditors, banks or investment banks, associates, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of their immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family.

         4. "Released Claims" shall collectively mean any and all claims (including "Unknown Claims" as defined below), actions, demands, allegations, rights, liabilities and causes of action of every nature and description whatsoever, including but not limited to, claims for negligence, gross negligence, recklessness, breach of duty of care and/or breach of duty of loyalty, breach of fiduciary duty, fraud, misrepresentation, mismanagement, breach of contract, violations of any state or federal statutes, rules or regulations, known or unknown, whether or not concealed or hidden, that have been or could have been asserted against the Defendants and/or the Related Parties in the Litigation by or on behalf of the Representative Plaintiffs and/or Settlement Class Members arising out of, based upon or related to both the purchase of Vari-L common stock by the Representative Plaintiffs or by any other Settlement Class Member during the Class Period and any of the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were, could or might have been alleged in the Litigation.

         5. "Released Persons" means each and all of the Defendants and the Related Parties.

         6. "Settlement Class" means all Persons (except Defendants, present and former executive officers and directors of Vari-L and/or its subsidiaries, their heirs, successors, assigns and members of the immediate families of Defendants) who purchased Vari-L common stock during the period from December 17, 1997 and July 6, 2000, inclusive, excluding those Persons who timely and validly request exclusion from the Settlement Class pursuant to this Notice.

         7. "Settlement Fund" means (a) the principal amount of Six Hundred Forty Four Thousand Dollars ($644,000) in cash (the "Cash Amount"), plus all interest earned thereon; and (b) the Settlement Stock.

         8. "Settlement Stock" means Two Million (2,000,000) shares of Vari-L common stock, which shall be issued under Section 3(a)(10) of the Securities Act of 1933 exempt from registration, subject to the anti-dilution provisions set forth in paragraph 2.4 of the Stipulation.

         9. "Unknown Claims" means any Released Claims which any of the Representative Plaintiffs and/or Settlement Class Members do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs shall expressly and each of the Settlement Class Members shall be deemed to have, and by operation of the

Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code Section 1542, which provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, the Representative Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law or international or foreign law, which is similar, comparable or equivalent to California Civil Code Section 1542. The Representative Plaintiffs and Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Representative Plaintiffs shall expressly and each Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Settlement Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a material element of the settlement of which this release is a part.

III.     THE LITIGATION

         On and after June 9, 2000, the following actions (collectively, the "Litigation") were filed in the United States District Court for the District of Colorado, as securities class actions on behalf of purchasers of Vari-L Company, Inc. stock between December 17, 1997 and July 6, 2000 (the "Class Period"), brought against Vari-L and certain of its present and former officers and directors:

         Rasner v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1181

         Furman v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-WY-1198

         Pedersen v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1217

         Rambo v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1238

         Gonzalez v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1241

         Paige v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1292

         Bronner v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1395

         Crescente v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1401

         Farina v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1409

         Betts v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1460

         Hoos v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1465

         Cody v. v. Vari-L Company, Inc., et al., Civil Action No. 00-S-1493

         Bernstein v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1518

         Schmidt v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1520

         Rhodes v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1565

         Striker v. Vari-L Company, Inc., et al.,
         Civil Action No. 00-S-1690

The operative complaint (the "Complaint") is the Consolidated Amended Class Action Complaint, filed on October 9, 2001. The Complaint alleges claims for violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), and Rule 10b-5 promulgated thereunder. More specifically, the Complaint alleges that during the Class Period, Defendants reported materially false financial results and made false and misleading statements about Vari-L's financial condition, causing Vari-L's stock to trade at artificially inflated levels. The Complaint alleges that Vari-L's reported revenues and earnings for 1997, 1998, 1999 and the first quarter of 2000, were grossly overstated. The Complaint further alleges that Vari-L's financial controls were so inadequate that it is impossible to reconstruct or restate any financials prior to 1999.

         On September 6, 2000, the Court granted the motion of Columbus Circle Investors, Steven D. Thomas and Susan E. Thomas, and Abraham Kadisha, for appointment as lead plaintiffs under Section 21D(a)(3)(B) of the Exchange Act and approved Lead Plaintiffs' selection of Milberg Weiss Bershad Hynes & Lerach LLP, Schiffrin & Barroway, LLP, and Berman DeValerio Pease Tabacco Burt & Pucillo as Co-Lead Counsel pursuant to Section 21D(a)(3)(B)(v) of the Exchange Act.

IV.      CLAIMS OF THE LEAD PLAINTIFFS AND BENEFITS OF SETTLEMENT

         The Lead Plaintiffs believe that the claims asserted in the Litigation have merit and that the evidence developed to date supports the claims. However, counsel for the Lead Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Litigation against the Defendants through trial and through appeals. Counsel for the Lead Plaintiffs also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this Litigation, as well as the difficulties and delays inherent in such litigation. Counsel for the Lead Plaintiffs also are mindful of the inherent problems of proof under and possible defenses to the claims asserted in the Litigation. Counsel for the Lead Plaintiffs is also aware of the limited financial resources of the Defendants and of their inability to pay a large judgment. Counsel for the Lead Plaintiffs believe that the settlement set forth in the Stipulation confers substantial benefits upon the Settlement Class. Based on their evaluation, counsel for the Lead Plaintiffs have determined that the settlement set forth in the Stipulation is in the best interests of the Lead Plaintiffs and the Settlement Class.

V.       DEFENDANTS' STATEMENT AND DENIALS OF WRONGDOING AND LIABILITY

         Defendants deny and continue to deny each and all of the claims and contentions alleged by the Lead Plaintiffs in the Litigation. The Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation. The Defendants also have denied and continue to deny, inter alia, the allegations that the Lead Plaintiffs or the Settlement Class have suffered damage, that the price of Vari-L common stock was artificially inflated by reasons of alleged misrepresentations, non-disclosures or otherwise, or that the Lead Plaintiffs or the Settlement Class were harmed by the conduct alleged in the Complaint. Nothing in the Stipulation is intended, or should be construed, as an admission or concession of any of the claims and contentions alleged by the Lead Plaintiffs in the Litigation.

         Nonetheless, the Defendants have concluded that further conduct of the Litigation would be protracted and expensive, and that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like this Litigation. The Defendants have, therefore, determined that it is desirable and beneficial to them that the Litigation be settled in the manner and upon the terms and conditions set forth in the Stipulation.

VI.      TERMS OF THE PROPOSED SETTLEMENT

         The Defendants will pay or cause to be paid into an escrow account, pursuant to the terms of the Stipulation of Settlement dated as of January 22, 2003 (the "Stipulation"), cash in the amount of $644,000, a portion of which is attributable to disgorgement from the Securities and Exchange Commission, which will continue to earn interest for the benefit of the Settlement Class. Vari-L is obligated to deliver or cause to be delivered the Settlement Stock to Authorized Claimants and Representative Plaintiffs' Counsel in accordance with the instructions provided to the Vari-L transfer agent by Plaintiffs' Settlement Counsel or the Claims Administrator. Each and all shares of Settlement Stock shall be exempt from registration under Section 3(a)(10) of the Securities Act of 1933 (the "1933 Act"), freely tradeable and free from any liens and encumbrances upon delivery to Authorized Claimants and Representative Plaintiffs' Counsel.

         Vari-L's transfer agent will be provided with a list identifying each Authorized Claimant and Representative Plaintiffs' Counsel who are entitled to receive Settlement Stock and the number of shares of Settlement Stock to be issued to each such Person ("Distribution List"). No fractional shares of Settlement Stock will be issued, and thus, the calculation of the number of shares to be distributed will be rounded up or down to the nearest whole share. In addition, the Settlement Stock will be distributed to Authorized Claimants who reside in states where the Settlement Stock is exempt from registration or qualification under applicable "Blue Sky" laws. For Authorized Claimants who reside in states where the Settlement Stock is not exempt, appropriate adjustments will be made by the Escrow Agent, Plaintiffs' Settlement Counsel or the Claims Administrator to equalize the value of their distribution under the Plan of Allocation however, said appropriate adjustments shall not increase any Defendants' contribution to the Settlement Fund or Vari-L's contribution of the Settlement Stock . Vari-L shall direct its transfer agent to distribute certificates for shares of Vari-L common stock within thirty-five (35) days of receipt of the Distribution List to the Persons and in the amounts shown on the Distribution List in a transaction exempt under

Section 3(a)(10) of the 1933 Act. All costs associated with the delivery of the Settlement Stock shall be borne by Vari-L.

         A portion of the settlement proceeds will be used for certain administrative expenses, including costs of printing and mailing this Notice, the cost of publishing a newspaper notice, payment of any taxes assessed against the Settlement Fund and costs associated with the processing of claims submitted. In addition, as explained below, a portion of the Settlement Fund may be awarded by the Court to counsel for the Representative Plaintiffs as attorneys' fees and for reimbursement of out-of-pocket expenses. The balance of the Settlement Fund (the "Net Settlement Fund") will be distributed according to the Plan of Allocation described below to Settlement Class Members who submit valid and timely Proof of Claim forms.

VII.     THE RIGHTS OF CLASS MEMBERS

         If you are a Settlement Class Member, you may receive the benefit of and you will be bound by the terms of the proposed settlement described in
Section VI of this Notice, upon approval of it by the Court.

         If you are a Settlement Class Member, you have the following options:

         1. You may file a Proof of Claim as described below. If you choose this option, you will remain a Settlement Class Member, you will share in the proceeds of the proposed settlement if your claim is timely and valid and if the proposed settlement is finally approved by the Court, and you will be bound by the Judgment and release described below.

         2. If you do not wish to be included in the Settlement Class and you do not wish to participate in the proposed settlement described in this Notice, you may request to be excluded. To do so, you must so state in writing, postmarked no later than March 10, 2003. You must set forth: (a) your name, address and telephone number; (b) the number of shares of Vari-L common stock purchased and the number of shares sold during the Class Period and the dates and prices of such purchase(s) and/or sale(s); and (c) that you wish to be excluded from the Settlement Class. The exclusion request should be addressed as follows:

                           Vari-L Securities Litigation
                           Claims Administrator
                           c/o Gilardi & Co. LLC
                           P.O. Box 8040
                           San Rafael, CA 94912-8040

NO REQUEST FOR EXCLUSION WILL BE CONSIDERED VALID UNLESS ALL OF THE INFORMATION DESCRIBED ABOVE IS INCLUDED IN ANY SUCH REQUEST.

         If you validly request exclusion from the Settlement Class (a) you will be excluded from the Settlement Class, (b) you will not share in the proceeds of the settlement described herein, (c) you will not be bound by any judgment entered in the Litigation, and (d) you will not be precluded, by reason of your decision to request exclusion from the Settlement Class, from otherwise prosecuting an individual claim, if timely, against Defendants based on the matters complained of in the Litigation.

         3. If you do not request in writing to be excluded from the Settlement Class as set forth in Paragraph 2 above, you will be bound by any and all determinations or judgments in the Litigation in connection with the settlement entered into or approved by the Court, whether favorable or unfavorable to the Settlement Class, and you shall be deemed to have, and by operation of the Judgment shall have fully released all of the Released Claims against the Released Persons, whether or not you submit a valid Proof of Claim.

         4. You may object to the settlement and/or the application of Plaintiffs' Counsel for an award of attorneys' fees and reimbursement of expenses in the manner set forth below. The filing of a Proof of Claim by a Settlement Class Member does not preclude a Settlement Class Member from objecting to the settlement. However, if your objection is rejected you will be bound by the settlement and the Judgment just as if you had not objected.

         5. You may do nothing at all. If you choose this option, you will not share in the proceeds of the settlement, but you will be bound by any judgment entered by the Court, and you shall be deemed to have, and by operation of the Judgment shall have fully released all of the Released Claims against the Released Persons.

         If you are a Settlement Class Member, you may, but are not required to, enter an appearance through counsel of your own choosing at your own expense. If you do not do so, you will be represented by Plaintiffs' Settlement Counsel:
Milberg Weiss Bershad Hynes & Lerach LLP, Ellen Gusikoff Stewart, 401 B Street, Suite 1700, San Diego, CA 92101; Schiffrin & Barroway, LLP, Michael Yarnoff, Three Bala Plaza East, Suite 400, Bala Cynwyd, PA 19004, and Berman DeValerio Pease Tabacco, Burt & Pucillo, LLP, Norman Berman, One Liberty Square, Boston, MA 02109.

VIII.    PLAN OF ALLOCATION

         The Net Settlement Fund will be distributed to Settlement Class Members who submit valid, timely Proof of Claim forms ("Authorized Claimants") under the Plan of Allocation described below. The Plan of Allocation provides that you will be eligible to participate in the distribution of the Net Settlement Fund only if you have a net loss on all transactions in Vari-L common stock during the Class Period.

         For purposes of determining the amount an Authorized Claimant may recover under the Plan of Allocation, Representative Plaintiffs' Counsel have consulted with their damage consultants and the Plan of Allocation reflects an assessment of the damages that they believe could have been recovered had plaintiffs prevailed at trial.

         To the extent there are sufficient funds in the Net Settlement Fund, each Authorized Claimant will receive an amount equal to the Authorized Claimant's claim, as defined below. If, however, the amount in the Net Settlement Fund is not sufficient to permit payment of the total claim of each Authorized Claimant, then each Authorized Claimant shall be paid the percentage of the Net Settlement Fund that each Authorized Claimant's claim bears to the total of the claims of all Authorized Claimants. Payment in this manner shall be deemed conclusive against all Authorized Claimants.

         1.       A claim will be calculated as follows:

                  For shares of Vari-L common stock purchased on December 17, 1997 through July 6, 2000, and

                  (a) sold from December 17, 1997 through July 6, 2000, the claim per share is the difference between the price paid for the shares of Vari-L common stock and the amount realized from the sale of any such shares;

                  (b) retained at the end of July 6, 2000, the claim per share is the difference between the price paid for the shares of Vari-L common stock and $6.00 per share (September 8, 2000 closing price on date stock resumed trading).

         2. The date of purchase or sale is the "contract" or "trade" date as distinguished from the "settlement" date.

         3. For Settlement Class Members who held shares at the beginning of the Class Period or made multiple purchases or sales during the Class Period, the first-in, first-out ("FIFO") method will be applied to such holdings, purchases and sales for purposes of calculating a claim. Under the FIFO method, sales of shares during the Class Period will be matched, in chronological order, first against shares held at the beginning of the Class Period. The remaining sales of shares during the Class Period will then be matched, in chronological order, against shares purchased during the Class Period.

         4. A Class Member will be eligible to receive a distribution from the Net Settlement Fund only if a Class Member had a net loss, after all profits from transactions in Vari-L common stock during the Class Period are subtracted from all losses. However, the proceeds from sales of stock which have been matched against stock held at the beginning of the Class Period will not be used in the calculation of such net loss.

         The Court has reserved jurisdiction to allow, disallow or adjust the claim of any Settlement Class Member on equitable grounds.

         Payment pursuant to the Plan of Allocation set forth above shall be conclusive against all Authorized Claimants. No Person shall have any claim against Plaintiffs' Settlement Counsel or any claims administrator or Defendants or other agent designated by Plaintiffs' Settlement Counsel or Defendants or Defendants' counsel based on distributions made substantially in accordance with the Stipulation and the settlement contained therein, the Plan of Allocation, or further orders of the Court. All Settlement Class Members who fail to complete and file a valid and timely Proof of Claim and Release shall be barred from participating in distributions from the Net Settlement Fund (unless otherwise ordered by the Court), but otherwise shall be bound by all of the terms of the Stipulation, including the terms of any judgment entered and the releases given.

IX.      PARTICIPATION IN THE SETTLEMENT

         If you fall within the definition of the Settlement Class, you will be bound by any judgment entered with respect to the settlement in the Litigation whether or not you file a Proof of Claim. If you choose, you may enter an appearance individually or through your own counsel at your own expense.

         TO PARTICIPATE IN THE DISTRIBUTION OF THE NET SETTLEMENT FUND, YOU MUST TIMELY COMPLETE AND RETURN THE PROOF OF CLAIM AND RELEASE FORM THAT ACCOMPANIES THIS NOTICE. The Proof of Claim and Release must be postmarked on or before May 1, 2003, and delivered to the Claims Administrator at the address below. Unless the Court orders otherwise, if you do not timely submit a valid Proof of Claim, you will be barred from receiving any payments from the Net Settlement Fund, but will in all other respects be bound by the provisions of the Stipulation and the Judgment.

X.       DISMISSAL AND RELEASES

         If the proposed settlement is approved, the Court will enter a Final Judgment and Order of Dismissal with Prejudice ("Judgment"). The Judgment will dismiss the Released Claims with prejudice as to all Defendants. The Judgment will provide that all Settlement Class Members shall be deemed to have released and forever discharged all Released Claims (to the extent Members of the Settlement Class have such claims) against all Released Persons and that the Released Persons shall be deemed to have released and discharged all Settlement Class Members and counsel to the Representative Plaintiffs from all claims arising out of the prosecution and settlement of the Litigation or the Released Claims.

XI.      APPLICATION FOR FEES AND EXPENSES

         At the Settlement Hearing, counsel for the Representative Plaintiffs will request the Court to award attorneys' fees of 25% of that portion of the Settlement Fund which is not attributable to disgorgement received from the SEC, plus reimbursement of their expenses, not to exceed $250,000 which were advanced in connection with the Litigation, plus interest thereon. Such sums as may be approved by the Court will be paid from the Settlement Fund. Settlement Class Members are not personally liable for any such fees or expenses.

         To date, Representative Plaintiffs' Counsel have not received any payment for their services in conducting this Litigation on behalf of the Representative Plaintiffs and Members of the Settlement Class, nor have counsel been reimbursed for their substantial out-of-pocket expenses. The fee requested by Representative Plaintiffs' Counsel will compensate counsel for their efforts in achieving the Settlement Fund for the benefit of the Settlement Class, and for their risk in undertaking this representation on a wholly contingent basis. The fee requested is well within the range of fees awarded to plaintiffs' counsel under similar circumstances in other litigation of this type.

XII.     CONDITIONS FOR SETTLEMENT

         The settlement is conditioned upon the occurrence of certain events described in the Stipulation. Those events include, among other things: (1) entry of the Judgment by the Court, as provided for in the Stipulation; and (2) expiration of the time to appeal from or alter or amend the Judgment. If, for any reason, any one of the conditions described in the Stipulation is not met, the

Stipulation might be terminated and, if terminated, will become null and void, and the parties to the Stipulation will be restored to their respective positions as of October 3, 2002.

XIII.    THE RIGHT TO BE HEARD AT THE HEARING

         Any Settlement Class Member who objects to any aspect of the settlement, the Plan of Allocation, or the application for attorneys' fees and expenses, may appear and be heard at the Settlement Hearing. Any such Person must submit a written notice of objection, such that it is received on or before March 10, 2003, by each of the following:

                           CLERK OF THE COURT
                           UNITED STATES DISTRICT COURT
                           DISTRICT OF COLORADO
                           901 19th Street
                           Denver, CO  80294

                           Co-Lead Counsel for Plaintiffs:

                           MILBERG WEISS BERSHAD
                             HYNES & LERACH LLP
                           ELLEN GUSIKOFF STEWART
                           401 B Street, Suite 1700
                           San Diego, CA 92101

                           SCHIFFRIN & BARROWAY, LLP
                           MICHAEL K. YARNOFF
                           Three Bala Plaza East, Suite 400
                           Bala Cynwyd, PA  19004

                           BERMAN DeVALERIO PEASE TABACCO
                             BURT & PUCILLO
                           NORMAN BERMAN
                           One Liberty Square
                           Boston, MA  02109

                           Counsel for Defendant Vari-L:

                           COOLEY GODWARD, LLP
                           PETER A. GERGELY
                           380 Interlocken Crescent
                           Suite 900
                           Broomfield, CO  80021-8023

                           Counsel for Individual Defendants:

                           SHERMAN & HOWARD, LLC
                           KENNETH B. SIEGEL
                           633 17th Street, Suite 3000
                           Denver, CO  80202

                           DORSEY & WHITNEY LLP
                           DAVID W. STARK
                           370 17th Street, Suite 4700
                           Denver, CO  80202

                           ROTHGERBER JOHNSON & LYONS, LLP
                           FREDERICK J. BAUMANN
                           1200 17th Street, Suite 3000
                           Denver, CO  80202

                           BIRGE & MINCKLEY, P.C.
                           CARLA B. MINCKLEY
                           1700 Broadway, Suite 1501
                           Denver, CO  80209


The notice of objection must demonstrate the objecting Person's membership in the Settlement Class, including the number of Vari-L shares purchased and sold during the Class Period, and contain a statement of the reasons for objection. Only Members of the Settlement Class who have submitted written notices of objection in this manner will be entitled to be heard at the Settlement Hearing, unless the Court orders otherwise.

XIV.     SPECIAL NOTICE TO NOMINEES

         If you hold any Vari-L common stock purchased during the Class Period as nominee for a beneficial owner, then, within ten (10) days after you receive this Notice, you must either: (1) send a copy of this Notice and the Proof of Claim by first class mail to all such Persons; or (2) provide a list of the names and addresses of such Persons to the Claims Administrator:

                           Vari-L Securities Litigation
                           Claims Administrator
                           c/o Gilardi & Co. LLC
                           P.O. Box 8040
                           San Rafael, CA 94912-8040

         If you choose to mail the Notice and Proof of Claim yourself, you may obtain from the Claims Administrator (without cost to you) as many additional copies of these documents as you will need to complete the mailing.

         Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for or advancement of reasonable administrative costs actually incurred or expected to be incurred in connection with forwarding the Notice and Proof of Claim and which would not have been incurred but for the obligation to forward the Notice and Proof of Claim, upon submission of appropriate documentation to the Claims Administrator.

XV.      EXAMINATION OF PAPERS

         This Notice is a summary and does not describe all of the details of the Stipulation. For full details of the matters discussed in this Notice, you may review the Stipulation filed with the Court, which may be inspected during business hours, at the office of the Clerk of the Court, Alfred A. Arraj United States Courthouse, District of Colorado, 901 19th Street, Denver, Colorado.

         If you have any questions about the settlement of the Litigation, you may contact Plaintiffs' Settlement Counsel by writing:

                           MILBERG WEISS BERSHAD
                             HYNES & LERACH LLP
                           RICK NELSON
                           401 B Street, Suite 1700
                           San Diego, CA  92101

                           SCHIFFRIN & BARROWAY, LLP
                           MICHAEL K. YARNOFF
                           Three Bala Plaza East, Suite 400
                           Bala Cynwyd, PA  19004

                           BERMAN DeVALERIO PEASE TABACCO
                             BURT & PUCILLO
                           NORMAN BERMAN
                           One Liberty Square
                           Boston, MA  02109

         DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.


DATED: __________________, 2003               BY ORDER OF THE COURT
                                              UNITED STATES DISTRICT COURT
                                              DISTRICT OF COLORADO

                          UNITED STATES DISTRICT COURT

                              DISTRICT OF COLORADO


Civil Action No. 00-RB-1181(CBS) (Consolidated with Civil Action No. 00-RB-1198)


MICHAEL RASNER, et al., On Behalf of Themselves and All Others Similarly
Situated,

Plaintiffs,

v.

VARI-L COMPANY, INC.,
DEREK L. BAILEY,
JOSEPH H. KISER,
DAVID G. SHERMAN and
JON L. CLARK,

Defendants.




--------------------------------------------------------------------------------
                           PROOF OF CLAIM AND RELEASE

                                   EXHIBIT A-2
--------------------------------------------------------------------------------

I.       GENERAL INSTRUCTIONS

         1. To recover as a Member of the Settlement Class based on your claims in the action entitled Rasner, et al. v. Vari-L Company, Inc., et al., Civil Action No. 00-RB-1181(CBS) (the "Litigation"), you must complete and, on page ___ hereof, sign this Proof of Claim and Release. If you fail to file a properly addressed (as set forth in paragraph 3 below) Proof of Claim and Release, your claim may be rejected and you may be precluded from any recovery from the Net Settlement Fund created in connection with the proposed settlement of the Litigation.

         2. Submission of this Proof of Claim and Release, however, does not assure that you will share in the proceeds of settlement in the Litigation.

         3. YOU MUST MAIL YOUR COMPLETED AND SIGNED PROOF OF CLAIM AND RELEASE POSTMARKED ON OR BEFORE MAY 1, 2003, ADDRESSED AS FOLLOWS:

                           Vari-L Securities Litigation
                           Claims Administrator
                           c/o Gilardi & Co. LLC
                           P.O. Box 8040
                           San Rafael, CA 94912-8040

If you are NOT a Member of the Settlement Class (as defined in the "Notice of Pendency and Proposed Settlement of Class Action") DO NOT submit a Proof of Claim and Release form.

         4. If you are a Member of the Settlement Class, you are bound by the terms of any judgment entered in the Litigation, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM AND RELEASE.

II.      DEFINITIONS

         1. "Defendants" means Vari-L Company, Inc. ("Vari-L") and the Individual Defendants.

         2. "Individual Defendants" means Joseph H. Kiser, David G. Sherman, Jon
L. Clark, and Derek L. Bailey.

         3. "Released Persons" means each and all of the Defendants and their Related Parties.

III.     CLAIMANT IDENTIFICATION

         1. If you purchased Vari-L common stock and held the certificate(s) in your name, you are the beneficial purchaser as well as the record purchaser. If, however, the certificate(s) were registered in the name of a third party, such as a nominee or brokerage firm, you are the beneficial purchaser and the third party is the record purchaser.

         2. Use Part I of this form entitled "Claimant Identification" to identify each purchaser of record ("nominee"), if different from the beneficial purchaser of Vari-L common stock which forms the basis of this claim. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL PURCHASER OR PURCHASERS, OR THE LEGAL REPRESENTATIVE OF SUCH PURCHASER OR PURCHASERS, OF THE VARI-L COMMON STOCK UPON WHICH THIS CLAIM IS BASED.

         3. All joint purchasers must sign this claim. Executors, administrators, guardians, conservators and trustees must complete and sign this claim on behalf of Persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in verifying the claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of the claim.

IV.      CLAIM FORM

         1. Use Part II of this form entitled "Schedule of Transactions in Vari-L Common Stock" to supply all required details of your transaction(s) in Vari-L common stock. If you need more space or additional schedules, attach separate sheets giving all of the required information in substantially the same form. Sign and print or type your name on each additional sheet.

         2. On the schedules, provide all of the requested information with respect to ALL of your purchases and ALL of your sales of Vari-L common stock which took place at any time between December 17, 1997 and July 6, 2000, inclusive (the "Class Period"), whether such transactions resulted in a profit or a loss. Failure to report all such transactions may result in the rejection of your claim.

         3. List each transaction in the Class Period separately and in chronological order, by trade date, beginning with the earliest. You must accurately provide the month, day and year of each transaction you list.

         4. The date of covering a "short sale" is deemed to be the date of purchase of Vari-L stock. The date of a "short sale" is deemed to be the date of sale of Vari-L stock.

         5. Broker confirmations or other documentation of your transactions in Vari-L stock should be attached to your claim. Failure to provide this documentation could delay verification of your claim or result in rejection of your claim.

                          UNITED STATES DISTRICT COURT

                              DISTRICT OF COLORADO

                 Rasner, et al. v. Vari-L Company, Inc., et al.

                        Civil Action No. 00-RB-1181(CBS)

                                 PROOF OF CLAIM

                        Must be Postmarked No Later Than:

                                   May 1, 2003

                              Please Type or Print

PART I:  CLAIMANT IDENTIFICATION



--------------------------------------------------------------------------------
Beneficial Owner's Name (First, Middle, Last)


--------------------------------------------------------------------------------
Street Address


-------------------------------------
City                                      State             Zip Code
                                          -------------------------------------


-------------------------------------
Foreign Province


                                          Foreign Country
                                          -------------------------------------


-------------------------------------           Individual
Social Security Number or                 -----
Taxpayer Identification Number                  Corporation/Other
                                          -----






                      -------------------------------------
Area Code             Telephone Number          (work)


                      -------------------------------------
Area Code             Telephone Number          (home)



--------------------------------------------------------------------------------
Record Owner's Name (if different from beneficial owner listed above)

PART II: SCHEDULE OF TRANSACTIONS IN VARI-L COMMON STOCK

         A. Number of shares of Vari-L common stock held at the beginning of trading on December 17, 1997:

         B.       Purchases (December 17, 1997 - July 6, 2000, inclusive):

         Trade Date
         Mo.   Day   Year       Number of Shares Purchased      Total Purchase Price

1.                              1.                              1.
   ------------------------        ------------------------        ------------------------
2.                              2.                              2.
   ------------------------        ------------------------        ------------------------
3.                              3.                              3.
   ------------------------        ------------------------        ------------------------


IMPORTANT:        Identify by number listed above all purchases in which you covered a "short sale":_____________________


         C.       Sales (December 17, 1997 - July 6, 2000, inclusive):


         Trade Date
         Mo.   Day   Year       Number of Shares Sold           Total Sales Price

1.                              1.                              1.
   ------------------------        ------------------------        ------------------------
2.                              2.                              2.
   ------------------------        ------------------------        ------------------------
3.                              3.                              3.
   ------------------------        ------------------------        ------------------------




         D. Number of shares of Vari-L common stock held at close of trading on July 6, 2000: ____________


If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page.


YOU MUST READ AND SIGN THE RELEASE ON PAGE __________.

V.       SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS

         I submit this Proof of Claim and Release under the terms of the Stipulation of Settlement described in the Notice. I also submit to the jurisdiction of the United States District Court for the District of Colorado, with respect to my claim as a Settlement Class Member and for purposes of enforcing the release set forth herein. I further acknowledge that I am bound by and subject to the terms of any judgment that may be entered in the Litigation. I agree to furnish additional information to Plaintiffs' Settlement Counsel to support this claim (including transactions in other Vari-L securities such as options) if required to do so. I have not submitted any other claim covering the same purchases or sales of Vari-L common stock during the Class Period and know of no other person having done so on my behalf.

VI.      RELEASE

         1. I hereby acknowledge full and complete satisfaction of, and do hereby fully, finally and forever settle, release and discharge from the Released Claims each and all of the Defendants and each and all of their "Related Parties," defined as each of a Defendant's past or present directors, officers, employees, partners, members, principals, agents, underwriters, insurers, (including but not limited to Agricultural Excess and Surplus Insurance Company ("AESIC"), under policy No. NSX2422135 ("Policy"), but excepting Reliance Insurance Company ("Reliance"), under policy No. NDA0155834), co-insurers, reinsurers, controlling shareholders, attorneys, accountants or auditors, banks or investment banks, associates, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of their immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family.

         2. "Released Claims" shall collectively mean all claims (including "Unknown Claims" as defined below), actions, demands, allegations, rights, liabilities and causes of action of every nature and description whatsoever, including, but not limited to, claims for negligence, gross negligence, recklessness, breach of duty of care and/or breach of duty of loyalty, breach of fiduciary duty, fraud, misrepresentation, mismanagement, breach of contract, violations of any state or federal statutes, rules or regulations, known or unknown, whether or not concealed or hidden, that have been or could have been asserted, against the Defendants and/or the Related Parties in the Litigation by or on behalf of the Representative Plaintiffs and/or any Settlement Class Members arising out of, based upon or related to both the purchase of Vari-L common stock by the Representative Plaintiffs or by any other Settlement Class Member during the Class Period and any of the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were, could or might have been alleged in the Litigation.

         3. "Unknown Claims" means any Released Claims which any of the Representative Plaintiffs and/or Settlement Class Members do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs shall expressly and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code Section 1542, which provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, the Representative Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law or international or foreign law, which is similar, comparable or equivalent to California Civil Code Section 1542. The Representative Plaintiffs and Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Representative Plaintiffs shall expressly and each Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Settlement Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a material element of the settlement of which this release is a part.

         4. This release shall be of no force or effect unless and until the Court approves the Stipulation of Settlement and the Stipulation becomes effective on the Effective Date (as defined in the Stipulation).

         5. I (We) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this release or any other part or portion thereof.

         6. I (We) hereby warrant and represent that I (we) have included information about all of my (our) transactions in Vari-L common stock which occurred during the Class Period as well as the number of shares of Vari-L common stock held by me (us) at the opening of trading on December 17, 1997, and at the close of trading on July 6, 2000.

                               SUBSTITUTE FORM W-9

      Request for Taxpayer Identification Number ("TIN") and Certification

                                     PART I

NAME:
     ---------------------------------------------------------------------------
Check appropriate box:

[ ]      Individual/Sole Proprietor                       [ ]      Pension Plan
[ ]      Corporation                [ ]     Partnership   [ ]      Trust
[ ]      IRA                        [ ]     Other

         Enter TIN on appropriate line.

         o        For individuals, this is your social security number ("SSN").

         o For sole proprietors, you must show your individual name, but you may also enter your business or "doing business as" name. You may enter either your SSN or your Employer Identification Number ("EIN").

         o        For other entities, it is your EIN.

_ _ _ - _ _ - _ _ _ _       or      _ _ - _ _ _ _ _ _ _
Social Security Number              Employer Identification Number


                                     PART II

                    For Payees Exempt from Backup Withholding

If you are exempt from backup withholding, enter your correct TIN in Part I and write "exempt" on the following line: _________________________.


                                    PART III

                                  Certification

UNDER THE PENALTY OF PERJURY, I (WE) CERTIFY THAT:

         1.)      The number shown on this form is my correct TIN; and

         2.) I (We) certify that I am (we are) NOT subject to backup withholding under the provisions of Section 3406 (a)(1)(C) of the Internal Revenue Code because: (a) I am (we are) exempt from backup withholding; or (b) I (we) have not been notified by the Internal Revenue Service that I am (we are) subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified me
                  (us) that I am (we are) no longer subject to backup withholding.

NOTE: If you have been notified by the Internal Revenue Service that you are subject to backup withholding, you must cross out Item 2 above.

                       SEE ENCLOSED FORM W-9 INSTRUCTIONS

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

         I declare under penalty of perjury under the laws of the United States of America that the foregoing information supplied by the undersigned is true and correct.

         Executed this _________ day of ___________________,
                                           (Month / Year)

in _____________________, ______________________________.
         (City)                   (State / Country)


                                           -------------------------------------
                                           (Sign your name here)


                                           -------------------------------------
                                           (Type or print your name here)


                                           -------------------------------------
                                           (Capacity of person(s) signing, e.g.,
                                           Beneficial Purchaser, Executor or
                                           Administrator)

                       ACCURATE CLAIMS PROCESSING TAKES A
                           SIGNIFICANT AMOUNT OF TIME.
                          THANK YOU FOR YOUR PATIENCE.

Reminder Checklist:

         1.       Please sign the above release and declaration.

         2.       Remember to attach supporting documentation, if available.

         3.       Do not send original or copies of stock certificates.

         4.       Keep a copy of your claim form for your records.

         5. If you desire an acknowledgment of receipt of your claim form, please send it Certified Mail, Return Receipt Requested.

         6.       If you move, please send us your new address.

                          UNITED STATES DISTRICT COURT

                              DISTRICT OF COLORADO


Civil Action No. 00-RB-1181(CBS) (Consolidated with Civil Action No. 00-RB-1198)


MICHAEL RASNER, et al., On Behalf of Themselves and All Others Similarly
Situated,

Plaintiffs,

v.

VARI-L COMPANY, INC.,
DEREK L. BAILEY,
JOSEPH H. KISER,
DAVID G. SHERMAN and
JON L. CLARK,

Defendants.



                                 SUMMARY NOTICE

                                   EXHIBIT A-3

TO: ALL PERSONS WHO PURCHASED VARI-L COMPANY, INC. ("VARI-L") COMMON STOCK DURING THE PERIOD BEGINNING DECEMBER 17, 1997 THROUGH JULY 6, 2000, INCLUSIVE

         YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of Colorado, that a hearing will be held on March 28, 2003, at 1:30 p.m., before the Honorable Robert E. Blackburn, at the Alfred A. Arraj United States Courthouse, 901 19th Street, Denver, Colorado, for the purpose of determining (1) whether the proposed settlement of the claims in the Litigation for the sum of $644,000 in cash plus 2,000,000 shares of Vari-L common stock subject to certain anti-dilution adjustments as set forth in the Stipulation of Settlement dated as of January 22, 2003 ("Stipulation") should be approved by the Court as fair, reasonable and adequate; (2) whether, thereafter, this Litigation should be dismissed with prejudice as set forth in the Stipulation; (3) whether the Plan of Allocation is fair, reasonable and adequate and therefore should be approved; and (4) whether the application of Representative Plaintiffs' Counsel for the payment of attorneys' fees and reimbursement of expenses incurred in connection in this Litigation should be approved.

         If you purchased Vari-L common stock during the period beginning December 17, 1997 through July 6, 2000, inclusive, your rights may be affected by the settlement of this Litigation. If you have not received a detailed Notice of Pendency and Proposed Settlement of Class Action ("Notice") and a copy of the Proof of Claim and Release, you may obtain copies by writing to Vari-L Securities Litigation, c/o Gilardi & Co., LLC, P.O. Box 8040, San Rafael, CA 94912-8040. If you are a Settlement Class Member, in order to share in the distribution of the Net Settlement Fund, you must submit a Proof of Claim and Release no later than May 1, 2003, establishing that you are entitled to recovery.

         If you desire to be excluded from the Settlement Class, you must file a Request for Exclusion by March 10, 2003, in the manner and form explained in the detailed Notice referred to above. All Members of the Settlement Class who have not requested exclusion from the Settlement Class will be bound by any judgment entered in the Litigation pursuant to the Stipulation.

         Any objection to the settlement must be mailed or delivered such that it is received by each of the following no later than March 10, 2003:

                                    CLERK OF THE COURT
                                    UNITED STATES DISTRICT COURT
                                    DISTRICT OF COLORADO
                                    901 19th Street
                                    Denver, CO 80294

                                    Co-Lead Counsel for Plaintiffs:

                                    MILBERG WEISS BERSHAD
                                      HYNES & LERACH LLP
                                    ELLEN GUSIKOFF STEWART
                                    401 B Street, Suite 1700
                                    San Diego, CA 92101

                                    SCHIFFRIN & BARROWAY, LLP
                                    MICHAEL K. YARNOFF
                                    Three Bala Plaza East, Suite 400
                                    Bala Cynwyd, PA  19004

                                    BERMAN DeVALERIO PEASE TABACCO
                                      BURT & PUCILLO
                                    NORMAN BERMAN
                                    One Liberty Square
                                    Boston, MA  02109

                                    Counsel for Defendant Vari-L:

                                    COOLEY GODWARD, LLP
                                    PETER A. GERGELY
                                    380 Interlocken Crescent
                                    Suite 900
                                    Broomfield, CO  80021-8023

                                    Counsel for Individual Defendants:

                                    SHERMAN & HOWARD, LLC
                                    KENNETH B. SIEGEL
                                    633 17th Street, Suite 3000
                                    Denver, CO  80202

                                    DORSEY & WHITNEY LLP
                                    DAVID W. STARK
                                    370 17th Street, Suite 4700
                                    Denver, CO  80202

                                    ROTHGERBER JOHNSON & LYONS, LLP
                                    FREDERICK J. BAUMANN
                                    1200 17th Street, Suite 3000
                                    Denver, CO 80202

                                    BIRGE & MINCKLEY, P.C.
                                    CARLA B. MINCKLEY
                                    1700 Broadway, Suite 1501
                                    Denver, CO 80209

PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE REGARDING THIS NOTICE. If you have any questions about the settlement, you may contact plaintiffs' counsel at the addresses listed above.

DATED: ________________, 2003                BY ORDER OF THE COURT
                                             UNITED STATES DISTRICT COURT
                                             DISTRICT OF COLORADO

                          UNITED STATES DISTRICT COURT

                              DISTRICT OF COLORADO


Civil Action No. 00-RB-1181(CBS) (Consolidated with Civil Action No. 00-RB-1198)

MICHAEL RASNER, et al., On Behalf of Themselves and All Others Similarly
Situated,

Plaintiffs,

v.

VARI-L COMPANY, INC.,
DEREK L. BAILEY,
JOSEPH H. KISER,
DAVID G. SHERMAN and
JON L. CLARK,

Defendants.



                       [PROPOSED] FINAL JUDGMENT AND ORDER
                           OF DISMISSAL WITH PREJUDICE

                                    EXHIBIT B

         This matter came before the Court for hearing pursuant to an Order of this Court, dated ________, 2003, on the application of the Settling Parties for approval of the settlement set forth in the Stipulation of Settlement dated as of January 22, 2003 (the "Stipulation"). Due and adequate notice having been given of the settlement as required in said Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

         1. This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation.

         2. This Court has jurisdiction over the subject matter of the Litigation and over all parties to the Litigation, including all Members of the Settlement Class.

         3. Except as to any individual claim of those Persons (identified in Exhibit 1 hereto) who have validly and timely requested exclusion from the Settlement Class, the Litigation as well as all of the Released Claims are dismissed with prejudice as to the Representative Plaintiffs and the other Members of the Settlement Class, and as against the Defendants. The parties are to bear their own costs, except as otherwise provided in the Stipulation.

         4. Pursuant to Rule 23 of the Federal Rules of Civil Procedure and
Section 3(a)(10) of the Securities Act of 1933, this Court hereby approves the settlement set forth in the Stipulation and finds that said settlement is, in all respects, fair, reasonable and adequate to, and is in the best interests of, the Lead Plaintiffs, the Settlement Class and each of the Settlement Class Members. This Court further finds the settlement set forth in the Stipulation is the result of arm's-length negotiations between experienced counsel representing the interests of the Lead Plaintiffs, the Settlement Class Members and the Defendants. Accordingly, the settlement embodied in the Stipulation is hereby approved in all respects and shall be consummated in accordance with its terms and provisions. The Settling Parties are hereby directed to perform the terms of the Stipulation, including the issuance of the Settlement Stock (and any Assessment Securities).

         5. Pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the "1933 Act"), the Court finds that the issuance of the Settlement Stock (and any Assessment Securities) as part of the Settlement Fund for distribution to the Settlement Class and to Representative Plaintiffs' Counsel for attorneys' fees shall be without registration under the 1933 Act in reliance upon the exemption under Section 3(a)(10) thereto.

         6. Upon the Effective Date hereof, the Lead Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Persons, whether or not such Settlement Class Member executes and delivers a Proof of Claim and Release.

         7. All Settlement Class Members are hereby forever barred and enjoined from prosecuting the Released Claims against the Released Persons.

         8. Upon the Effective Date hereof, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Settlement Class Members and counsel to the Lead Plaintiffs from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.

         9. The Notice of Pendency and Proposed Settlement of Class Action given to the Settlement Class was the best notice practicable under the circumstances, including individual notice to all Members of the Class who could be identified through reasonable effort. Said Notice provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed settlement set forth in the Stipulation, to all Persons entitled to such notice, and said Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23 and the requirements of due process.

         10. Any plan of allocation submitted by Plaintiffs' Settlement Counsel or any order entered regarding the attorneys' fees and expense application shall in no way disturb or affect this Final Judgment and shall be considered separate from this Final Judgment.

         11. Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Defendants may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any theory of claim preclusion or issue preclusion or similar defense or counterclaim.

         12. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over (a) implementation of this settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys' fees and expenses in the Litigation; and
(d) all parties hereto for the purpose of construing, enforcing and administering the Stipulation.

         13. The Court finds that during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.

         14. In the event that the settlement does not become effective in accordance with the terms of the Stipulation or in the event that the Settlement Fund, or any portion thereof, is returned to the Defendants, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

         IT IS SO ORDERED.

DATED:
       -------------------------             -----------------------------------
                                             THE HONORABLE ROBERT E. BLACKBURN
                                             UNITED STATES DISTRICT COURT JUDGE